UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                  Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Comstock Holding Companies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

COMSTOCK HOLDING COMPANIES, INC.

                    , 2015

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Comstock Holding Companies, Inc. (the “Company”) to be held at 10:00 a.m., local time, on June 17, 2015, at our principal executive offices at 1886 Metro Center Drive, Reston, Virginia 20190.

At the annual meeting, you will be asked to: (i) elect two directors to each serve for a three-year term expiring at the 2018 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal; (ii) ratify the appointment of our independent registered public accounting firm for 2015; (iii) approve, on a non-binding, advisory basis, the compensation of our named executive officers (referred to as a “say-on-pay” vote); (iv) approve a Section 382 rights agreement to help protect the tax benefits primarily associated with our net operating losses (the “Rights Agreement”); (v) approve an amendment to the Company’s restated certificate of incorporation (as amended, the “Restated Certificate of Incorporation”) providing for an adjustment to the voting power of our Class B common stock if the rights under the Rights Agreement become exercisable or are exchanged for shares of our Class A common stock in accordance with the terms of the Rights Agreement; (vi) authorize an amendment to the Restated Certificate of Incorporation to reduce the total number of shares of common stock that the Company is authorized to issue, corresponding, proportionately, with a contemplated reverse stock split of the Company’s common stock in the range of approximately 1-for-5 to 1-for-7, but subject to our Board of Directors’ discretion to effect or abandon such amendment (and such reverse stock split); and (vii) transact such other business that may come before the meeting.

Details regarding the matters to be acted upon at the annual meeting appear in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Our Board of Directors unanimously recommends that stockholders vote in favor of each of these proposals.

Whether or not you plan to attend the annual meeting, we urge you to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible so that your shares will be represented at the annual meeting. If you later decide to attend the annual meeting in person or change your vote, you may withdraw your proxy and vote in person at the annual meeting. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

We thank you for your continued support and look forward to seeing you at the annual meeting.

Very truly yours,

Christopher Clemente
Chief Executive Officer and Chairman

COMSTOCK HOLDING COMPANIES, INC.

1886 Metro Center Drive, 4th Floor

Reston, Virginia 20190

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 17, 2015

The Annual Meeting of Stockholders of Comstock Holding Companies, Inc., a Delaware corporation, will be held at 10:00 a.m., local time, on June 17, 2015, at our principal executive offices at 1886 Metro Center Drive, Reston, Virginia 20190, for the following purposes:

1. To elect two directors to each serve for a three-year term expiring at the 2018 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal;

2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

3. To cast a non-binding, advisory vote to approve the compensation of our named executive officers;

4. To approve a Section 382 Rights Agreement to help protect the tax benefits primarily associated with our net operating losses (the “Rights Agreement”);

5. To approve an amendment to the Company’s restated certificate of incorporation (as amended, the “Restated Certificate of Incorporation”) providing for an adjustment to the voting power of our Class B common stock if the rights under the Rights Agreement become exercisable or are exchanged for shares of our Class A common stock in accordance with the terms of the Rights Agreement;

6. To authorize an amendment to the Restated Certificate of Incorporation to reduce the total number of shares of common stock that the Company is authorized to issue, corresponding, proportionately, with a contemplated reverse stock split of our common stock in the range of approximately 1-for-5 to 1-for-7, but subject to our Board of Directors’ discretion to effect or abandon such amendment (and such reverse stock split); and

7. To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

Only stockholders of record at the close of business on April 29, 2015 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the meeting even if you have previously returned a proxy card.

Sincerely,

Reston, Virginia	Jubal R. Thompson
, 2015	General Counsel and Secretary

COMSTOCK HOLDING COMPANIES, INC.

1886 Metro Center Drive, 4th Floor

Reston, Virginia 20190

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The enclosed proxy is solicited on behalf of Comstock Holding Companies, Inc., a Delaware corporation, by our Board of Directors (the “Board”) for use at our Annual Meeting of Stockholders to be held on June 17, 2015 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held at our principal executive offices at 1886 Metro Center Drive, Reston, Virginia 20190. If you need directions to the meeting, please contact Judy Whitaker at 703-883-1700.

This proxy statement and form of proxy are first being mailed on or about May 15, 2015 to all stockholders entitled to vote at the meeting.

Voting Securities and Voting Rights

Stockholders of record at the close of business on April 29, 2015, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 20,170,036 shares of our Class A common stock and 2,733,000 shares of our Class B common stock. Each holder of our Class A common stock voting at the meeting, either in person or by proxy, may cast one vote per share of Class A common stock held on all matters to be voted on at the meeting. Each holder of our Class B common stock voting at the meeting, either in person or by proxy, may cast 15 votes per share of Class B common stock held on all matters to be voted on at the meeting.

The meeting will be held only if there is a quorum present. A quorum exists only if the holders of a majority of the voting power of the issued and outstanding stock of the Company and entitled to vote at the meeting are present in person or represented by proxy at the meeting. Votes cast by proxy or in person at the meeting will be tabulated by the inspector of elections appointed for the meeting and will determine whether a quorum is present. The inspector of elections will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under the rules of the New York Stock Exchange, on certain routine matters, brokers may, at their discretion, vote shares they hold in “street name” on behalf of beneficial owners who have not returned voting instructions to the brokers, so-called “broker non-votes.” In instances where brokers are prohibited from exercising discretionary authority, the shares they hold are not included in the vote totals.

At the meeting, only Proposal 2, the ratification of the appointment of our independent registered public accounting firm, is considered a routine matter. Brokers will be prohibited from exercising discretionary authority with respect to Proposal 1, the election of directors, Proposal 3, the non-binding, advisory vote to approve the compensation of our named executive officers, Proposal 4, approval of a Section 382 rights agreement, Proposal 5, approval of an amendment to the Restated Certificate of Incorporation to adjust the voting power of our Class B common stock in connection with the Section 382 rights agreement, and Proposal 6, authorization of an amendment to the Restated Certificate of Incorporation to effect a reverse stock split of our common stock. Therefore, if you hold your shares in the name of a bank, broker or other holder of record, for your vote to be counted in Proposals 1, 3, 4, 5 and 6, you will need to communicate your voting decisions to your bank, broker or other holder of record before the date of the meeting. Because broker non-votes are not voted affirmatively or negatively, they will have no effect on the approval of any of the proposals, except where brokers may exercise their discretion on routine matters.

Voting Requirements

For Proposal 1, a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors will be required to elect each of the two director nominees to each serve for a three-year term expiring at the 2018 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal. Stockholders may vote “for” all of the director nominees, “withhold” authority to vote for all of the nominees or “withhold” authority to vote for any individual nominee but vote for another nominee.

For Proposal 2, the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, the affirmative vote of the holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote on the matter, present and voting, in person or represented by proxy at the meeting, will be required.

For Proposal 3, the non-binding, advisory vote to approve the compensation of our named executive officers, the affirmative vote of the holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote on the matter, present and voting, in person or represented by proxy at the meeting, will be required. Voting for Proposal 3 is being conducted on a nonbinding, advisory basis and, therefore, the voting results will not be binding on our company, our Board or our Compensation Committee although our Compensation Committee and Board will consider the results of the voting on this proposal for future executive compensation decisions.

For Proposal 4, approval of a Section 382 rights agreement (the “Rights Agreement”), the affirmative vote of the holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote on the matter, present and voting, in person or represented by proxy at the meeting, will be required.

For Proposal 5, approval of an amendment to the Company’s restated certificate of incorporation (as amended, the “Restated Certificate of Incorporation”) providing for an adjustment to the voting power of our Class B common stock if the rights under the Rights Agreement become exercisable or are exchanged for shares of our Class A common stock in accordance with the terms of the Rights Agreement, the affirmative vote of the holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote on the matter and the affirmative vote of the holders of a majority of the outstanding shares of our Class B common stock, voting as a separate class, present and voting, in person or represented by proxy at the meeting, will be required.

For Proposal 6, authorization of an amendment to the Restated Certificate of Incorporation to reduce the total number of shares of common stock that the Company is authorized to issue, corresponding, proportionately, with a contemplated reverse stock split of our common stock in the range of approximately 1-for-5 to 1-for-7, subject to our Board of Directors’ discretion to effect or abandon such amendment (and such reverse stock split), the affirmative vote of the holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote on the matter, present and voting, in person or represented by proxy at the meeting, will be required.

Stockholders may vote “for,” “against” or “abstain” from voting on Proposals 2, 3, 4, 5 and 6. An abstention will not be considered “voting” on a particular proposal and a proxy marked “abstain” with respect to any proposal will not have any effect on the outcome of the vote on that proposal.

Whether or not a person plans to attend the meeting, such person may vote by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose. If a person attends the meeting, they may vote in person even if such person had previously returned a proxy card.

Voting of Proxies

When a proxy card is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) “for” the election of each of the director nominees set forth in this proxy statement, (2) “for” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, (3) “for” the non-binding, advisory vote to approve the compensation of our named executive officers, (4) “for” approval of the Rights Agreement, (5) “for” approval of the amendment to the Restated Certificate of Incorporation to adjust the voting power of our Class B common stock in connection with the Rights Agreement, and (6) “for” the authorization of an amendment to the Restated Certificate of Incorporation to reduce the total number of shares of our common stock that the Company is authorized to issue, corresponding, proportionately, with a contemplated reverse stock split of the Company’s common stock in the range of approximately 1-for-5 to 1-for-7, but subject to our Board of Directors’ discretion to effect or abandon such amendment (and such reverse stock split).

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Solicitation

We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Deadline for Receipt of Stockholder Proposals

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2016 annual meeting of stockholders, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, by the Securities and Exchange Commission (“SEC”) must be received at our principal executive offices not later than January 15, 2016, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement.

Under our bylaws, stockholders who wish to submit a proposal at the 2016 annual meeting, other than one that will be included in our proxy statement, must notify us between February 21, 2016 and March 23, 2016, unless the date of the 2016 annual meeting of the stockholders is more than 30 days before or more than 60 days after the one-year anniversary of the 2015 annual meeting. If a stockholder who wishes to present a proposal fails to notify us by January 15, 2016 and such proposal is brought before the 2016 annual meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2016 annual meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Stockholders should submit their proposals to Comstock Holding Companies, Inc., 1886 Metro Center Drive, 4th Floor, Reston, Virginia 20190, Attention: Corporate Secretary.

We will provide, without charge, additional copies of our annual report on Form 10-K for the year ended December 31, 2014 as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in our Annual Report on Form 10-K also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Company’s secretary at our principal executive office set forth in this proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2015

This proxy statement and our 2014 Annual Report on Form 10-K to stockholders are available at

www.comstockhomes.com/proxymaterial.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Our Restated Certificate of Incorporation and bylaws provide that the number of our directors shall be fixed from time to time by resolution of our Board. Presently, the number of directors is fixed at eight and that number of directors is divided into three classes, with one class standing for election each year for a three-year term. Our Board has recently taken action to reduce the size of the Board to seven members effective as of the date of the 2015 annual meeting. At each annual meeting of stockholders, directors of a particular class will be elected for three-year terms to succeed the directors of that class whose terms are expiring. Gregory Benson, Norman D. Chirite and Socrates Verses are in the class of directors whose term expires at the 2015 annual meeting of stockholders, and Messrs. Chirite and Verses have each been nominated by our Board for re-election at the meeting each for a three-year term expiring at the 2018 annual meeting of stockholders. Christopher Clemente and A. Clayton Perfall are in the class of directors whose terms expire at the 2016 annual meeting of stockholders. David M. Guernsey, James A. MacCutcheon, and Robert P. Pincus are in the class of directors whose terms expire at the 2017 annual meeting of stockholders.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named above. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The Board recommends a vote “FOR” each of the nominees named in this proxy statement.

Nominees for Director Standing for Election

Norman D. Chirite, 53, has been a member of our Board and a member of the Compensation Committee of our Board since March 2006. Since October 2006, Mr. Chirite has served as Managing Director for RedZone Capital Management Company, a private investment management company. He served as Executive Vice President and General Counsel of Washington Football Inc. from August 2002 until October 2005. Mr. Chirite previously was a partner at Weil, Gotshal & Manges LLP in New York City, where he practiced corporate law from 1987 until 2000. From 2004 until 2008, Mr. Chirite was a trustee of Connors Brothers Income Fund, a publicly traded Canadian income trust. The Company believes that Mr. Chirite’s extensive background business and in corporate and securities law qualifies him as a member of our Board.

Socrates Verses, 57, has been a member of our Board since June 2005 and is a member and Chairman of the Compensation Committee of our Board. Since 2009, Mr. Verses has served as the Chief Executive Officer of Netcordant, Inc., formerly known as Codekko Software, a web application optimization company, and co-Chief Executive Officer of MDA360, a data analytics company. Mr. Verses was the President and Chief Executive Officer of Realeum, Inc., a property management and business integration software company, from 2001-2008. From January 1995 to February 2001, Mr. Verses served as President and a director of Technology Enablers, Inc., an e-services company. From 1987 to 1995, he served as Vice President of Sales for Recognition Equipment Incorporated. The Company believes Mr. Verses’ extensive executive-level experience in technology and business development qualifies him as a member of our Board.

Continuing Directors with Terms Expiring in 2016

Christopher Clemente, 55, has been a member of our Board since May 2004. He founded our Company in 1985 and since 1992 he has served as our Chairman and Chief Executive Officer. Mr. Clemente has over 25 years of experience in all aspects of real estate development and home building, and over 30 years of experience as an entrepreneur. The Board believes that Mr. Clemente’s position as our Chief Executive Officer, his success as an entrepreneur and his depth of skill and experience in real estate development and home building qualifies him as a member of our Board.

A. Clayton Perfall, 56, has been a member of our Board since December 2004 and is a member and Chairman of the Audit Committee of our Board. He currently serves as the Operating Executive of Tailwind Capital, a private equity fund manager focused on growing middle market companies in the healthcare and business and communications services sectors. Mr. Perfall previously served as the Chairman and Chief Executive Officer of Archway Marketing Services, Inc., a provider of outsourced marketing operations management services, a role he held from 2008 through 2013. Since September 2010, Mr. Perfall has served as the audit committee chairman for Colfax Corporation. Mr. Perfall also served as director and chair of the Audit Committee of InVentiv Health, Inc. from 1999 through August 2010. From October 2001 through October 2008, Mr. Perfall served as Chief Executive Officer and member of the Board of Directors of AHL Services, Inc. Mr. Perfall served as President and Chief Executive Officer and member of the Board of Directors of Union Street Acquisition Corp. from July 2006 through September 2008. From September 1996 through September 2000, Mr. Perfall served as Chief Financial Officer of Snyder Communications, Inc. Prior to joining Snyder Communications, Mr. Perfall was a partner with Arthur Andersen LLP. Mr. Perfall received his BBA from the College of William & Mary. The Board believes that Mr. Perfall’s significant executive-level experience, and corporate finance and public accounting background, qualifies him as a member of our Board.

Continuing Directors with Terms Expiring in 2017

David M. Guernsey, 67, has been a member of our Board since December 2004 and is a member of the Compensation Committee of our Board. Mr. Guernsey is founder and CEO of Guernsey Office Products, Inc., one of the largest independent office products dealers in the United States. Mr. Guernsey is on the National Board of The National Federation of Independent Business (NFIB) serving as Chairman. NFIB is the nation’s largest member based small business association. Mr. Guernsey has served on the board of Virginia Commerce Bancorp, Inc. since 1989, currently serving as Chairman. The Board believes that Mr. Guernsey’s qualifications to serve as a director include his extensive experience with public companies, broad management and market expertise and his success as an entrepreneur.

James A. MacCutcheon, 63, has been a member of our Board since December 2004 and is a member of the Audit Committee of our Board. Mr. MacCutcheon is a private investor and advisor to public and private businesses. Mr. MacCutcheon served on the Board of Directors of SunBridge Capital Management, LLC from 2008 to April 2014, served as the President and Chief Executive Officer of Sunburst Hospitality Corporation from September 2000 until July 2007, and served as Sunburst’s Executive Vice President and Chief Financial Officer from 1997 to 2000. Sunburst Hospitality Corporation was taken private in a transaction led by Mr. MacCutcheon in 2001. Prior to 1997, Mr. MacCutcheon served as Chief Financial Officer for two different public companies and was an audit partner in a Big 8 public accounting firm. The Board believes that Mr. MacCutcheon’s executive management, financial and public accounting experience, across a variety of industries, adds significant value and diversity to our Board and qualifies him as a member of our Board.

Robert P. Pincus, 68, has been a member of our Board since June 2005 and is a member of the Audit Committee of our Board. Mr. Pincus serves as Vice Chairman of EagleBank and Eagle Bancorp, a community business bank located in Bethesda, Maryland. Prior to joining EagleBank in August 2008, upon the acquisition of Fidelity & Trust Financial Corporation (“Fidelity”) and its wholly owned subsidiary, Fidelity & Trust Bank (“F&T Bank”), Mr. Pincus served as Chairman of F&T Bank from 2005. He presently serves as Chairman of the Board of Blackstreet Capital Partners, LP and Chairman of Milestone Merchant Partners, LLC. He was Chairman of the Board of BB&T, D.C. Metro Region, and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, Mr. Pincus was the regional president of the D.C. metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with D.C. National Bancorp, Inc., where he eventually rose to become President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus is a Trustee of the University of Maryland Foundation, Inc. He has previously served as CEO of two different community banks and as a senior executive for major regional and national banks. He has a strong background in many facets of the financial services industry, as well as mergers and acquisitions. The Board believes that Mr. Pincus’ wealth of experience in commercial and investment banking qualifies him as a member of our Board.

Information Relating to Corporate Governance and the Board

Our Board has determined, after considering all relevant facts and circumstances, that Messrs. Chirite, Guernsey, MacCutcheon, Perfall, Pincus and Verses are independent under the Nasdaq listing standards and the rules and regulations promulgated by the SEC. Messrs. Clemente and Benson do not qualify as independent because Mr. Clemente is currently an executive officer of the Company and Mr. Benson was an officer of the Company within the past three years.

Our bylaws authorize our Board to designate one or more committees, each consisting of one or more directors of the Company. Our Board has established two standing committees: an Audit Committee and a Compensation Committee. The Board does not have a standing nominating committee. It is the Board’s view, given its relatively small size and majority of independent directors, that it is appropriate for it to select or recommend director nominees itself. Each director has the opportunity to suggest any nominee and such suggestions are comprehensively reviewed by the independent directors. Director nominees are recommended for selection by the Board by a majority of the independent directors. Prospective members of the Board must be qualified individuals who, if added to the Board, would provide the mix of sound business judgment, business experience, corporate perspectives and skills appropriate for us. Criteria for selection of candidates include, but are not limited to: (i) business and financial acumen, as determined by the independent directors in their discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of our industry, (iv) relevant experience with and knowledge of corporate governance practices, and (v) expertise in areas relevant to us. Although we do not have a formal diversity policy, the Board considers, among other attributes, diversity of gender, professional experience and skills of the director candidates. Such persons should not have commitments that would conflict with the time commitments of being one of our directors.

The Board does not have a specific policy for consideration of nominees recommended by security holders because a significant degree of voting control relative to the Company’s outstanding equity securities is maintained by Mr. Clemente, a current executive officer and director, and Mr. Benson, a former executive officer and director whose term is expiring at the 2015 annual meeting. However, security holders can recommend a prospective nominee for the Board by writing to our corporate secretary at our executive offices and providing the information required by our bylaws, along with any additional supporting materials the security holder considers appropriate. There have been no nominees recommended by our stockholders for the 2015 annual meeting.

In addition to the above procedures, our bylaws provide that a stockholder may propose a director candidate to be considered and voted on at an annual meeting of stockholders by providing notice thereof to our corporate secretary not less than 90 calendar days nor more than 120 calendar days before the first anniversary of the date our notice of annual meeting was sent to stockholders in connection with the previous year’s annual meeting. This notice provided by a stockholder to our corporate secretary must set forth certain information relating to the proposed nominee as required by our bylaws. The chairman of the meeting will determine whether a nomination set forth by such stockholder is in accordance with the procedures set forth in the bylaws and may determine that such nomination is defective and therefore should be disregarded.

We pay no fees to third parties for evaluating or identifying potential nominees.

Our Board has adopted charters for the Audit and Compensation Committees describing the authority and responsibilities delegated to each committee by the Board. Our Board has also adopted Corporate Governance Guidelines, a Code of Conduct, a Code of Ethics for the CEO and Senior Financial Officers, and a Whistleblower Policy. We post on our website, at www.comstockhomebuilding.com, the charters of our Audit and Compensation Committees, our Corporate Governance Guidelines, Code of Conduct, Code of Ethics for the CEO and Senior Financial Officers, and Whistleblower Policy, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC regulations or the Nasdaq Market Rules. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

Interested parties may communicate with our Board or specific members of our Board, including our independent directors and the members of our various Board committees, by submitting a letter addressed to the Board of Comstock Holding Companies, Inc. c/o any specified individual director or directors at the address listed herein. All letters received are then forwarded to the indicated directors.

The Audit Committee

The purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee also provides assistance to our Board with respect to its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, and the performance of our audit function, internally, if any, and by our independent registered public accounting firm. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our accounting and financial reporting processes and audits of our financial statements on behalf of our Board. The Audit Committee also selects the independent registered public accounting firm to conduct the annual audit of our financial statements; reviews the proposed scope of such audit; and reviews our accounting and financial controls with the independent registered public accounting firm and our financial accounting staff.

The Audit Committee currently consists of Messrs. MacCutcheon, Perfall and Pincus, each of whom is an independent under the Nasdaq listing standards and the rules and regulations promulgated by the SEC, including the heightened standards for Audit Committee members adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002. The Board has determined that Mr. Perfall (whose background is detailed above) qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. Mr. Perfall serves as the Chairman of the Audit Committee.

The Compensation Committee

The purpose of the Compensation Committee includes determining, or recommending to our Board for determination, the compensation of our Chief Executive Officer and other executive officers, and discharging the responsibilities of our Board relating to our compensation programs and compensation of our executives on an annual basis. The Compensation Committee also decides equity grants to executives under our equity incentive plans, and periodically reviews the operations of the Company’s executive compensation programs and policies. The Chief Executive Officer determines the compensation and equity grants in consultation with the Compensation Committee for all non-executive employees, but does not determine any compensation relating to the executive officers of the Company.

Under the Compensation Committee Charter, the Compensation Committee is required to have a minimum of two or more members, and currently consists of Messrs. Chirite, Guernsey, and Verses. Mr. Verses serves as Chairman of the Compensation Committee. All members of the Compensation Committee are independent under Nasdaq listing standards and the rules and regulations promulgated by the SEC.

Board and Committee Meetings

Our Board held a total of four in-person meetings during the fiscal year ended December 31, 2014. During the fiscal year ended December 31, 2014, the Audit Committee held four meetings and the Compensation Committee held one meeting. Each director serving on the Board in 2014 attended at least 75% of the meetings of the Board (and, as applicable, committees thereof) during the year. We encourage each of our directors to attend the annual meeting of stockholders. All but one member of our Board attended the 2014 annual meeting of stockholders.

Board Leadership Structure and Role in Risk Oversight

Our Board has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer and Board committees led by independent directors. The Board believes that this leadership structure is the most effective for the Company at this time. Combining the Chairman of the Board and Chief Executive Officer roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to its stockholders, employees and customers. The Board also believes there is a very well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors, although the Company does not have a lead independent director.

The Board believes that its current leadership structure allows the directors to provide effective oversight of the Company’s risk management strategies by receiving and approving recommendations prepared by our executive officers. The Audit Committee assists the Board in fulfilling its oversight responsibilities by periodically reviewing and making recommendations to the Board regarding the adequacy and effectiveness of the Company’s risk management and related programs and activities. Mr. Clemente, the Chairman of the Board, attends Audit Committee meetings and is appropriately positioned to include risk management issues on the agenda for Board meetings as circumstances warrant. As appropriate, the Board receives recommendations from the Chairman of the Audit Committee regarding significant risks or exposures and the steps management has taken to minimize such risks to the Company. In addition, the Audit Committee regularly communicates with the Chairman of the Compensation Committee regarding the risks within that committee’s areas of responsibility. The Company believes that this leadership structure promotes effective Board oversight of risk management because, while the Chief Executive Officer is ultimately accountable for the management of the Company’s risks, each of the Board committees actively monitors the Company’s risk management program and are provided with the information necessary to evaluate the specific risks relevant to such committee’s area of responsibility.

Compensation Risks

Management and the Compensation Committee have considered and discussed risks inherent in our business and compensation arrangements and have concluded that the risks associated with our compensation practices and policies are not likely to have a material adverse effect on the Company.

Director Compensation

In 2014, we compensated our non-employee directors with an annual retainer fee of $42,500. Our non-employee directors earned an additional $7,500 to serve on the Audit Committee and $5,000 to serve on the Compensation Committee. In addition, the chairman of the Compensation Committee, the chairman of the Audit Committee and the Audit Committee designated financial expert each earned an additional $5,000 fee. We offered our non-employee directors the option to elect to receive up to 50% of their 2014 director compensation in the form of fully-vested shares of our Class A common stock. Other than pursuant to such election, we did not grant any equity awards to our directors during 2014. Employees who also serve as directors receive no additional compensation for their services as a director.

2014 Director Compensation

The following table details the compensation earned by our non-employee directors in 2014:

Name	Fees Earned ($) (1)	Total ($)
A. Clayton Perfall (2)(4)	60,000	60,000
Socrates Verses(3)(5)	52,500	52,500
James A. MacCutcheon(2)	50,000	50,000
Robert P. Pincus(2)	50,000	50,000
Norman D. Chirite(3)	47,500	47,500
David M. Guernsey(3)	47,500	47,500

(1)	Includes annual retainer, chairman and committee participation fees earned in 2014. To compensate our directors for their 2014 services, we made cash payments and/or issued them the equivalent value in shares of our Class A common stock, based on the 20-day average market closing price of the stock, on each quarterly date of election. Messr. Pincus elected to receive 100% of the fees earned in the form of cash payments. Messrs. Perfall, Verses, MacCutcheon, Chirite and Guernsey elected to receive 50% of their fees earned in the form of cash payments and 50% of their fees earned in the form of fully-vested shares of our Class A common stock, in the following amounts of shares: 23,187, 20,290, 19,323, 18,358 and 18,358, respectively.
(2)	Messrs. Perfall, MacCutcheon and Pincus served on the Audit Committee.
(3)	Messrs. Verses, Chirite and Guernsey served on the Compensation Committee.
(4)	Mr. Perfall served as the chairman and the designated financial expert of the Audit Committee.
(5)	Mr. Versus served as the chair of the Compensation Committee.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP, an independent registered public accounting firm, has audited our consolidated financial statements for the fiscal years ended December 31, 2014 and 2013. Our Audit Committee has appointed PricewaterhouseCoopers LLP to audit our consolidated financial statements for the fiscal year ending December 31, 2015. Our organizational documents do not require that our stockholders ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, we are submitting the appointment of PricewaterhouseCoopers LLP to our stockholders for ratification because we believe it is a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection, but may still retain PricewaterhouseCoopers LLP. We anticipate that representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The Board recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2015.

The aggregate fees billed by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2014 and 2013 are as follows:

	2014	2013
Audit Related Fees(1)	$367,500	$322,700
Tax Fees(2)	113,750	79,750
Other Fees(3)	1,800	1,800

Total	$483,050	$404,250

(1)	Fees incurred for annual audit and quarterly reviews. Audit related fees for the year ended December 31, 2014 included approximately $15,000 of costs associated with the preparation of our registration statement on Form S-3, which became effective in May 2014.
(2)	Tax fees represent amounts billed for tax compliance and advisory services. Tax fees includes consulting fees related to the execution and monitoring of “ownership changes” as defined under Section 382 of the Internal Revenue Code of $26,750 and $3,750 for the years ended December 31, 2014 and 2013, respectively.
(3)	Other fees include licensing fees paid for accounting research tools.

The charter of the Audit Committee provides that the duties and responsibilities of the Audit Committee include the pre-approval of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accounting firm. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations. To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent registered public accounting firm.

Our Audit Committee requires that our independent registered public accounting firm, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide the details associated with the particular service to be provided.

All of the services provided by PricewaterhouseCoopers LLP described above under the captions “Audit Related Fees,” “Tax Fees” and “Other Fees” were approved by our Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s accounting and financial reporting processes and the audit of its financial statements, including the performance and compensation of the Company’s independent auditor. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of the Company’s internal controls procedures.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal years December 31, 2014 and 2013 with management. The Audit Committee also reviewed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the results of their audit. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16 of the Public Company Accounting Oversight Board (“PCAOB”). This discussion included, among other things, a review with the independent registered public accounting firm of the quality of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in the Company’s financial statements, including the disclosures related to critical accounting policies and practices used by the Company. The Audit Committee has reviewed permitted services under rules of the Securities and Exchange Commission as currently in effect and discussed with PricewaterhouseCoopers LLP their independence from management and the Company. The Audit Committee received from the independent registered public accounting firm the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee also has discussed with the independent registered public accounting firm its independence from the Company and has considered whether the provision of non-audit services to the Company is compatible with the independence of the registered public accounting firm. In addition, the Audit Committee discussed the rules of the Securities and Exchange Commission that pertain to the Audit Committee and the roles and responsibilities of Audit Committee members.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. The Audit Committee also approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

Respectfully submitted by the Audit Committee,

A. Clayton Perfall, Chair
James A. MacCutcheon
Robert P. Pincus

PROPOSAL 3

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our stockholders a non-binding, advisory vote pursuant to Section 14A of the Exchange Act to approve the compensation of our named executive officers.

The Compensation Committee will review the results of the vote carefully. Depending upon the results of that review, the Compensation Committee will take such action, if any, as it deems appropriate. Because this vote is advisory, it is not binding on the Company, the Compensation Committee or the Board of Directors.

Before you vote on the resolution below, please read the “Summary Compensation Table” together with the related narrative disclosure and footnotes, in this proxy statement. Our Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, is hereby APPROVED.”

Our executive compensation program is comprised principally of salary, equity and cash bonus, designed to align compensation of our executives with stockholder value and financial performance and to achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. The Company regularly reviews its compensation programs and the overall compensation package paid to each of its executive officers to assess risk and to ensure that the program is structured appropriately in order to attain the Company’s strategic goals.

For the above reasons, the Board of Directors is asking stockholders to support this proposal. Although the vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our stockholders and will consider the outcome of the vote, among other factors, when determining future compensation arrangements for our executive officers. Following the vote at the 2015 annual meeting, the next advisory vote on executive compensation will take place in 2016.

The Board recommends a vote “FOR” this proposal.

EXECUTIVE OFFICERS

Executive Officers of the Company

Set forth below is information regarding the current executive officers of the Company who are not also directors (information about Mr. Christopher Clemente can be found above under Proposal 1 Election of Directors):

Joseph M. Squeri, 49, has served as our Chief Financial Officer since August 2010. Mr. Squeri has significant experience in corporate finance, strategic planning, accounting and operations. From October 2008 to August 2010, Mr. Squeri served as an independent financial and business consultant to privately held companies. From January 2008 to September 2008, Mr. Squeri served as the Executive Vice President-Chief Financial Officer and Treasurer of Federal Realty Investment Trust (NYSE: FRT) with responsibility for capital markets, financial reporting and investor relations functions. From 1997 through 2007, Mr. Squeri served in a variety of positions at Choice Hotels International (NYSE: CHH), including chief financial officer starting in 1999, and then more significant operating roles culminating with his position as president and chief operating officer. Mr. Squeri is a certified public accountant.

Jubal R. Thompson, 45, has served as our General Counsel since October 1998 and our Secretary since December 2004. Mr. Thompson has significant experience in areas of real estate acquisitions and dispositions, real estate and corporate finance, corporate governance, mergers and acquisition and risk management.

Employment Arrangements with Executive Officers

In December 2004, we entered into an employment agreement with each of Christopher Clemente and Gregory V. Benson, which agreements had an initial term of five years and four years, respectively, with automatic one-year renewals, unless either party notifies the other that the term will not be extended. Under the agreements, Mr. Clemente’s and Mr. Benson’s minimum annual salary was $550,000, subject to potential increase by our Board from time to time, and each is eligible for a cash bonus of not more than 200% of his then-current salary, based upon the satisfaction of financial performance criteria. During 2014, neither Mr. Clemente nor Mr. Benson received a cash bonus for the year ending December 31, 2014. Both executives are eligible for awards under our equity incentive plan and any similar executive compensation plans we may adopt from time to time. In 2006, our Board increased the minimum annual salary payable to Mr. Clemente to $700,000. To assist the Company with meeting its obligations, beginning January 1, 2009, Mr. Clemente and Mr. Benson volunteered to have their base salaries reduced to their 2014 levels of $548,000 and $365,000, respectively. Effective January 1, 2015, our Board increased the minimum annual salary payable to Mr. Clemente to $598,000. During 2014, Mr. Clemente was awarded 25,000 stock options as further detailed in the “Summary Compensation Table” below. Mr. Benson’s employment agreement terminated in connection with his separation from the Company in May 2014; provided, however, that certain restrictive covenants, as described below, remained operative following his termination of employment. For additional information regarding Mr. Benson’s separation agreement with the Company, see “Potential Payments on Termination or Change in Control.”

Mr. Clemente has agreed not to compete with us during the term of his employment and for two years after the termination of his employment. Mr. Benson has agreed not to compete with us during the term of his employment and for 18 months after the termination of his employment. Each of Mr. Clemente’s and Mr. Benson’s employment agreements and non-competition agreements allow them to engage in the following permitted business activities: (i) development of commercial or for-rent residential (such as apartment buildings) real estate investment properties; (ii) development of speculative land holdings as residential lots intended for construction of for-sale residential dwellings, provided, however, that any such development by any entity in which Mr. Clemente or Mr. Benson, as applicable, has a controlling interest or decision-making power, must first be offered to the Company at a fair market value price; and (iii) secured real estate lending to unrelated third parties. In addition, each has agreed not to (x) engage in any for-sale residential construction activities in any of our then existing markets or in any market that we then plan to enter within six months; or (y) solicit our employees or certain other third parties for 24 months, in the case of Mr. Clemente, and 18 months, in the case of Mr. Benson.

In August 2010, we entered into an employment agreement with Joseph M. Squeri, our Chief Financial Officer, which agreement had an initial term of three years with automatic one-year renewals unless either party notifies the other that the term will not be extended. Under the agreement, Mr. Squeri’s minimum annual salary was $250,000, subject to potential increase by the Board from time to time. Mr. Squeri is entitled to receive an annual cash bonus of up to fifty percent (50%) of his minimum annual salary based upon the satisfaction of certain performance criteria, also subject to potential increase by the Board from time to time. Mr. Squeri is also eligible to receive awards under our equity incentive plan and any similar executive compensation plans we may adopt from time to time. Effective January 1, 2015, our Board increased the minimum annual salary payable to Mr. Squeri to $300,000. During 2014, Mr. Squeri was awarded a cash bonus of $50,667 and 25,000 stock options as further detailed in the “Summary Compensation Table” below. Mr. Squeri has agreed not to compete with us during the term of his employment and for 12 months after termination of his employment.

In August 2006, we entered into an employment agreement with Jubal R. Thompson, our General Counsel and Secretary, which agreement had an initial term of three years with automatic one-year renewals unless either party notifies the other that the term will not be extended. Under the agreement, Mr. Thompson’s minimum annual salary was originally $200,000, subject to potential increase by the Board from time to time. Pursuant to the original employment agreement, Mr. Thompson was eligible to receive a cash bonus of not less than 75% of his then-current salary, based upon the satisfaction of certain performance criteria. In 2010, our Board increased the minimum annual salary payable to Mr. Thompson to $250,000. Mr. Thompson is entitled to receive an annual cash bonus of up to fifty percent (50%) of his minimum annual salary based upon the satisfaction of certain performance criteria, also subject to potential increase by the Board from time to time. Mr. Thompson is also eligible to receive awards under our equity incentive plan and any similar executive compensation plans we may adopt from time to time. Effective January 1, 2015, our Board increased the minimum annual salary payable to Mr. Thompson to $300,000. During 2014, Mr. Thompson was awarded a cash bonus of $84,167 and 25,000 stock options as further detailed in the “Summary Compensation Table” below.

SUMMARY COMPENSATION TABLE

Because the Company qualifies as a “smaller reporting company,” under SEC rules, only our chief executive officer and next two highest paid executive officers who were serving as executive officers at the end of the last completed fiscal year, plus up to two individuals for whom disclosure would have been provided but for the fact that he or she was not serving as an executive officer at the end of the last completed year are considered “named executive officers” for purposes of this proxy statement. The following table sets forth the compensation paid to the Company’s named executive officers for the fiscal years ended December 31, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)	Option Awards ($)(3)	All Other Compensation (4)	Total ($)
Christopher Clemente	2014	548,000	—	—	21,875	—	569,875
Chairman of the Board and Chief Executive Officer (PEO)	2013	548,000	—	—	—	—	548,000
Gregory V. Benson	2014	186,000	—	—	—	611,150	797,150
Former Chief Operating Officer (1)	2013	365,000	—	—	—	—	365,000
Jubal R. Thompson	2014	250,000	84,167	—	21,875	—	356,042
General Counsel	2013	250,000	59,167	—	116,813	—	425,980
Joseph M. Squeri	2014	250,000	50,667	—	21,875	—	322,542
Chief Financial Officer	2013	250,000	25,667	—	116,813	—	392,480

(1)	Mr. Benson resigned as President and Chief Operating Officer of the Company effective as of May 5, 2014.
(2)	Reflects discretionary cash awards made by the Board in 2014 and 2013.
(3)	Messrs. Clemente, Thompson and Squeri were each granted 25,000 options in 2014 at an exercise price of $1.09. Mr. Thompson and Mr. Squeri were each granted 75,000 options in 2013 at an exercise price of $1.89. This column reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 (excluding forfeiture estimates) for such grant of stock options. The methodologies and assumptions utilized in the valuation of these grants is set forth in Note 12 to our Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and 2013, respectively. Each of the options awards granted in 2014 vest in four annual equal installments commencing on December 11, 2015. The options granted in 2013 vest in four annual equal installments commencing on December 31, 2014.
(4)	For 2014, includes for Mr. Benson (i) $597,000 as a severance payment, paid in 36 semi-monthly installments following May 1, 2014, and (ii) $14,150 in an amount to offset the incremental cost of healthcare insurance Mr. Benson will be eligible to purchase through COBRA, paid over 12 months beginning on May 1, 2014.

OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR END

The following table sets forth the equity awards held by the named executive officers as of December 31, 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(8)
Christopher Clemente	—	25,000	(2)	1.09	12/11/24	—		—
	25,000	—		1.00	12/31/17	—		—
	10,000	10,000	(3)	1.81	3/31/22	—		—
	—	—		—	—	75,000	(6)	77,250
Gregory V. Benson (1)	—	—		—	—	—		—
Jubal R. Thompson	100,000	—		1.00	12/31/17	—		—
	250,000	—		0.71	2/12/20	—		—
	18,750	56,250	(4)	1.89	12/13/23	—		—
	—	25,000	(2)	1.09	12/11/24	—		—
	—	—		—	—	50,000	(7)	51,500
Joseph M. Squeri	100,000	—		1.69	8/18/20	—		—
	75,000	25,000	(5)	1.08	8/31/21	—		—
	18,750	56,250	(4)	1.89	12/13/23	—		—
	—	25,000	(2)	1.09	12/11/24	—		—
	—	—		—	—	50,000	(7)	51,500

(1)	Mr. Benson resigned as President and Chief Operating Officer of the Company effective as of May 5, 2014, forfeiting 125,000 unvested stock awards.
(2)	6,250 options vest on December 11 of each of 2015, 2016, 2017 and 2018.
(3)	Reflects stock options issued to Tracy Schar, Mr. Clemente’s wife, an employee of the Company. 5,000 options vested on March 31, 2015 and 5,000 options vest on March 31, 2016.
(4)	18,750 options vest on December 31 of each of 2015, 2016 and 2017.
(5)	25,000 options vest on August 26, 2015.
(6)	Reflects shares of restricted stock, of which 37,500 shares vested on March 31, 2015 and 37,500 shares vest on March 31, 2016.
(7)	Reflects shares of restricted stock of which 25,000 shares vested on March 31, 2015 and 25,000 shares vest on March 31, 2016.
(8)	Based on the closing price per share of our Class A common stock on December 31, 2014 ($1.03), the last trading day of the 2014 fiscal year.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

Pursuant to Messrs. Clemente, Thompson and Squeri’s employment agreements, if such executive’s employment is terminated by us without cause or if such executive resigns for good reason, as such terms are defined in the agreements, then such executive is entitled to continue to receive his then-current salary for 24, 12 and 12 months, respectively. Messrs. Clemente, Thompson and Squeri will also be entitled to receive a cash payment equal to a multiple of 100% of the bonus each would have been entitled to had he remained our employee until the end of our fiscal year (Mr. Clemente, 2x; Mr. Thompson, 1x; and Mr. Squeri, 1x). This cash payment will be due and payable on the earlier of (i) 90 days after our last payment of such executive’s then-current salary or (ii) the end of the fiscal year in which the termination occurs. In the event we terminate such executive without cause or such executive resigns for good reason within the six calendar month period prior to the effective date of a Change in Control (as defined in the agreement) or within the 12 calendar month period following the effective date of a Change in Control, the cash payment will be due and payable in full within 30 days of the effective date of the Change in Control. In addition, Messrs. Clemente, Thompson and Squeri will be entitled to continue to participate in employee benefit plans, programs and arrangements for a period of 12 months, in the case of Mr. Clemente and Mr. Squeri, or 6 months, in the case of Mr. Thompson, following their termination of employment.

If Messrs. Clemente or Squeri’s employment is terminated by reason of death or disability, then he is entitled to receive his then-current salary for 12 months, respectively. If Mr. Thompson’s employment is terminated by reason of death or disability, then he is entitled to receive his then-current salary for a period of 12 months or 6 months, respectively. The executives will also be entitled to any earned but unpaid bonus with respect to the fiscal year in which his death or disability occurred.

The following table describes the potential payments and benefits to which our current executive officers would be entitled upon the happening of the following events: (i) a termination without cause or resignation for good reason and (ii) death or disability. Calculations for this table are based on the assumption that the triggering event took place on December 31, 2014 and, in an event of a change of control, the Board has not exercised its discretion to accelerate the stock awards.

Name	Termination without Cause or Resignation for Good Reason (in connection with a Change of Control) $	Termination without Cause or Resignation for Good Reason (not in connection with a Change of Control) $	Death or Disability $
Christopher Clemente	1,096,000	1,096,000	548,000
Jubal R. Thompson	250,000	250,000	250,000	(1)
Joseph M. Squeri	250,000	250,000	250,000

(1)	Reflects the amount Mr. Thompson’s estate would receive in the event of his death. If Mr. Thompson’s employment is terminated by reason of disability, then he is entitled to receive his then-current salary for 6 months, which is equal to $125,000.

As previously disclosed by the Company on a Current Report on Form 8-K, on June 24, 2014, in connection with Mr. Benson’s resignation effective May 5, 2014, the Company entered into a separation agreement with Mr. Benson, pursuant to which Mr. Benson will receive from the Company (i) $597,000 as a severance payment, paid in 36 semi-monthly installments following May 1, 2014 and (ii) $14,150 in an amount to offset the incremental cost of healthcare insurance Mr. Benson will be eligible to purchase through COBRA, paid over 12 months beginning on May 1, 2014, compared to what he would have paid had his employment continued. The separation agreement also provides that the restrictive covenants contained in Mr. Benson’s employment agreement with the Company, as described above under “Employment Arrangements with Executive Officers,” remain operative pursuant to their original terms.

PROPOSALS 4 AND 5

BACKGROUND

Like virtually every national homebuilder, we have generated significant net operating losses and unrealized tax losses (collectively, “NOLs”) and we may generate additional NOLs in future years. Under federal tax laws, we generally can use NOLs and certain related tax credits to offset ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years when they will “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset income tax in future years.

As of March 31, 2015, we estimate that the Company had generated federal and state NOLs of approximately $123 million. Based on current statutory tax rates, we estimate the potential fair value of the deferred tax asset, or potential future tax savings, of $48 million, which is currently fully reserved for. Clearly, our NOLs are a very valuable asset.

The benefits of our NOLs would be reduced, and our use of the NOLs would be substantially delayed, if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code, as amended, and applicable Treasury Regulations (“Section 382”). Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders who is deemed to own at least 5% of our common stock increases its ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset income taxes equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

If an ownership change were to occur, the limitations imposed by Section 382 could result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change that would impair the value of our NOLs has not occurred. The purpose of Proposal 4 is to provide some protection against a future ownership change that would limit our use of NOLs.

The Board and the stockholders previously approved in 2011 a Section 382 rights agreement to protect our NOLs that expired in May 2014. After careful consideration, our Board believes the most effective way to continue preserve the benefits of our NOLs for long-term stockholder value is to adopt the Comstock Holding Companies, Inc. Section 382 Rights Agreement (the “Rights Agreement”).

The Rights Agreement, pursuant to which we have issued certain stock purchase rights (the “Rights”) with terms designed to deter transfers of our common stock that could result in an ownership change, is described below under Proposal 4, and its full terms can be found in the accompanying Appendix I.

In order to implement the Rights Agreement without impairing our existing dual-class voting structure, we are also proposing to amend our Restated Certificate of Incorporation, as described in Proposal 5, to provide that in the event the Rights become exercisable or are exchanged for shares of common stock in accordance with the terms of the Rights Agreement, the voting power of the Class B common stock will be adjusted so that it represents, together with the voting power of the Class A common stock subject to or exchangeable for the Rights, the same percentage of our overall voting power as immediately prior to the time the Rights become exercisable (the “Proposed Rights Agreement Amendment”). As of March 31, 2015, the Class B common stock represented approximately 69% of the overall voting power of the Company.

The Board urges stockholders to read carefully each proposal, the items discussed below under the heading “Certain Considerations Related to the Rights Agreement” and the full terms of the Rights Agreement. While the Board unanimously supports both measures, the Rights Agreement requires stockholder approval to remain effective after March 27, 2016 and the Proposed Rights Agreement Amendment requires stockholder adoption to be put into effect. Failure to obtain stockholder approval of the Rights Agreement will result in expiration of the Rights Agreement.

It is important to note that the Rights Agreement does not offer a complete solution, and an ownership change may occur even if the Rights Agreement is approved. The Rights Agreement may deter, but ultimately cannot block, all transfers of our common stock that might result in an ownership change. The limitations of the Rights Plan are described in more detail below. The Board believes that the Rights Agreement will serve as an important tool to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of our NOLs. Further, the Board notes that due to the volatility in the homebuilding industry and the NOLs incurred by homebuilders as a result during periods of downturn, a number of the Company’s competitors have adopted similar NOL measures to help protect these valuable assets. Accordingly, the Board strongly recommends that stockholders adopt the Rights Agreement and the Proposed Rights Agreement Amendment.

PROPOSAL 4

APPROVAL OF THE RIGHTS AGREEMENT

The Board is asking stockholders to approve the Rights Agreement, dated March 27, 2015, which was originally authorized by the Board on March 18, 2015. As explained above, the Rights Agreement was adopted by the Board in an effort to protect stockholder value by preserving the Company’s ability to use its NOLs, not to protect against the possibility of a hostile takeover. Failure to obtain stockholder approval will result in the expiration of the Rights Agreement.

Description of the Rights Agreement

The following description of the Rights Agreement is qualified in its entirety by reference to the text of the Rights Agreement, which is attached to this Proxy Statement as Appendix I. We urge you to read carefully the Rights Agreement in its entirety as the discussion below is only a summary.

The Rights Agreement is intended to act as a deterrent to any person acquiring (together with all affiliates and associates of such person) beneficial ownership of 4.95% or more of our outstanding common shares within the meaning of Section 382 (an “Acquiring Person”), other than with the approval of the Board. Stockholders who beneficially owned 4.95% or more of the Company’s outstanding common shares as of the close of business on its effective date are not an Acquiring Person so long as they do not acquire any additional common shares at a time when they still beneficially own 4.95% or more of the outstanding common shares.

The Rights. On March 18, 2015, the Board authorized the issuance of one right per outstanding common share payable to the Company’s stockholders of record as of May 16, 2015. Subject to the terms, provisions and conditions of the Rights Agreement dated March 27, 2015, if the rights become exercisable, each right would initially represent the right to purchase from us one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Shares, par value $0.01 per share (the “Series A Preferred Shares”), for a purchase price of $12.80 per right (the “Purchase Price”). If issued, each fractional Series A Preferred Share would give the stockholder approximately the same dividend, voting and liquidation rights as does one common share. However, prior to exercise, a right does not give its holder any rights as a stockholder of the Company, including any dividend, voting or liquidation rights.

Initial Exercisability. The rights are not exercisable until the earlier of (i) ten days after a public announcement that a person has become an Acquiring Person and (ii) ten business days (or such later date as may be determined by the Board) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person. We refer to the date that the rights become exercisable as the “Distribution Date.”

Until the Distribution Date, the Company’s common share certificates or the ownership statements issued with respect to uncertificated common shares will evidence the rights and will contain a notation to that effect. Any transfer of common shares prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, separate rights certificates will be issued, and the rights may be transferred apart from the transfer of the underlying common shares, unless and until the Board has determined to effect an exchange pursuant to the Rights Agreement (as described below).

“Flip-In” Event. In the event that a person becomes an Acquiring Person, each holder of a right, other than rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will from and after the Distribution Date, have the right to receive, upon exercise of a right and payment of the Purchase Price, a number of common shares having a market value of two times the Purchase Price. However, rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the rights are no longer redeemable by the Company (as described below).

Exempted Persons and Exempted Transactions. The Board recognizes that there may be instances when an acquisition of the Company’s common shares that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the NOLs to the Company. Accordingly, the Rights Agreement grants discretion to the Board to designate a person as an “Exempted Person” or to designate a transaction involving the Company’s common shares as an “Exempted Transaction.” An “Exempted Person” cannot become an Acquiring Person and an “Exempted Transaction” cannot result in a person becoming an Acquiring Person. The Board can revoke an “Exempted Person” designation if it subsequently makes a contrary determination regarding whether a person jeopardizes or endangers in any material respect the availability of the NOLs to the Company.

Redemption. At any time until ten calendar days following the first date of public announcement that a person has become an Acquiring Person, the Company may redeem the rights in whole, but not in part, at a price of $0.001 per right (the “Redemption Price”). The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate, and the only right of the holders of rights will be to receive the Redemption Price.

Exchange. At any time after the Stock Acquisition Date, the Board may exchange the Rights (other than Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio equal to (i) a number of shares of Class A Common Stock per Right with a value equal to the spread between the value of the number of shares of Class A Common Stock for which the Rights may then be exercised and the Purchase Price or (ii) if prior to the acquisition by the Acquiring Person of 50% or more of the then outstanding shares of Class A Common Stock, one share of Class A Common Stock per Right distributed in respect of shares of Class A Common Stock or one share of Class B Common Stock per Right distributed in respect of shares of Class B Common Stock (in each case, subject to adjustment).

Expiration. The rights and the Rights Agreement will expire on the earliest of the following:

•	if stockholder approval of the Rights Agreement is not received on or prior to March 27, 2016;

•	the close of business on March 27, 2025;

•	the redemption of the rights;

•	the exchange of the rights;

•	the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits; and

•	the close of business on the first day of a taxable year to which the Board determines that no tax benefits may be carried forward.

Anti-Dilution Provisions. The Board may adjust the Purchase Price of the Series A Preferred Shares, the number of Series A Preferred Shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series A Preferred Shares or of the Company’s common shares. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments. Prior to the Distribution Date, the Board may supplement or amend any provision of the Rights Agreement in any respect without the approval of the holders of the rights. From and after the Distribution Date, no amendment can adversely affect the interests of the holders of the rights.

The Board recommends that you vote “FOR” the proposal to approve the Rights Agreement.

PROPOSAL 5

VOTING POWER OF THE CLASS B COMMON STOCK

Purposes of the Amendment

Under our Restated Certificate of Incorporation, each share of our Class B common stock entitles the holder thereof to 15 votes in each matter submitted to a vote of our common stockholders. In order to implement the Rights Agreement without impairing our existing dual-class voting structure, our Board proposes amending the Restated Certificate of Incorporation to provide that in the event the Rights become exercisable or exchangeable as provided in the Rights Agreement, the voting power of each share of Class B common stock will be modified to restore its proportionate voting power prior to the time the Rights became exercisable or exchangeable, taking into account the shares of Class A common stock or other securities for which the Rights become exercisable or exchangeable (the “Proposed Rights Agreement Amendment”).

The purpose of the Proposed Rights Agreement Amendment is to ensure that Class A and Class B stockholders as a whole are neither advantaged nor disadvantaged from a voting perspective by a triggering of the Rights. As of March 31, 2015, the Class B Common Stock represented approximately 69% of the overall voting power of the Company.

Amendment; Effective Date of the Amendment

Article IV(A)(2)(b) of our Restated Certificate of Incorporation currently provides that each share of our Class B common stock is entitled to 15 votes on matters submitted to a vote of stockholders.

Our Board has approved the amendment and restatement of Article IV(A)(2)(b) of our Restated Certificate of Incorporation in its entirety to read as follows:

Each share of Class B Common Stock shall entitle the holder thereof to the Applicable Class B Per Share Vote in person or by proxy on all matters submitted to a vote of the stockholders of the Corporation, except with respect to any Going Private Transaction (as hereinafter defined), which shall be governed by Paragraph (A)(10) of this Article IV. As used herein, “Applicable Class B Per Share Vote” means fifteen (15) votes, provided that (i) in the event the Rights (such term and other capitalized terms used in this Article (IV)(A)(2)(b) and not otherwise defined in this Amended and Restated Certificate of Incorporation having the meanings assigned to such terms in the Section 382 Rights Agreement dated as of March 27, 2015 between the Corporation and American Stock Transfer & Trust Company, LLC, as the same may be amended from time to time (the “Rights Plan”)) become exercisable for Class A Common Stock and/or other voting securities in accordance with Section 11 of the Rights Plan, “Applicable Class B Per Share Vote” shall mean the number of votes per share of Class B Common Stock that result in the aggregate voting power of the outstanding Class B Common Stock as a percentage of the total voting power of the outstanding voting securities of the Company immediately following time at which the Rights become so exercisable, when taken together with the aggregate voting power of all such Class A Common Stock and/or other voting securities issuable upon exercise of Rights distributed with respect to the Class B Common Stock, being equal to the aggregate voting power of the outstanding Class B Common Stock as a percentage of the total voting power of the outstanding voting securities of the Company immediately prior to the time at which the Rights become so exercisable, assuming the exercise of all Rights (taking into account from time to time each adjustment to the number of shares of Class A Common Stock or other voting securities so issuable, each adjustment to the Purchase Price and each adjustment to the number of outstanding Rights that is given effect in accordance with the terms of the Rights Plan), and (ii) in the event the Board takes an action to exchange all or any portion of the Rights for shares of Class A Common Stock and/or other voting securities in accordance with Section 27 of the Rights Plan, from and after the date of such action, the calculation of the Applicable Class B Per Share Vote to be made pursuant to clause (i) of this proviso shall be made by substituting for the number of shares of Class A Common Stock and other voting securities issuable upon exercise of the Rights to be so exchanged the number of shares of Class A Common Stock and other voting securities to be issued in exchange for such Rights.

If the Proposed Rights Agreement Amendment is approved by our stockholders, we will file an amendment to the Restated Certificate of Incorporation with the Delaware Secretary of State in order for the amendment to become effective. The full text of the certificate of amendment to be filed with the Delaware Secretary of State can be found in the accompanying Appendix II. If we obtain stockholder approval of the proposed amendment, we intend to file the certificate of amendment as soon as practicable following such approval. Our Board reserves the right, notwithstanding stockholder approval of the proposal and without further action by our stockholders, not to proceed with the amendment at any time before the effective date of the certificate of amendment.

Dissenters Rights

Neither Delaware law nor our Restated Certificate of Incorporation or bylaws provides our stockholders with the rights of appraisal or similar rights of dissenters with respect to this amendment.

The Board recommends that you vote “FOR” the proposal to amend our Restated Certificate of Incorporation to adjust the voting power of our Class B common stock in connection with the Rights Agreement.

PROPOSAL 6

GRANT TO THE BOARD OF DIRECTORS OF DISCRETIONARY AUTHORITY TO EFFECT

THE REVERSE STOCK SPLIT

On March 18, 2015, the Board approved, subject to approval by our stockholders, (i) a proposed amendment (the “Proposed Stock Split Amendment”) to the Restated Certificate of Incorporation effecting a reverse stock split in the range of approximately 1-for-5 to 1-for-7 reverse stock split (the “Reverse Stock Split” or “Reverse Split”) of its issued and outstanding shares of Class A common stock and Class B common stock (together, the “Common Stock”) and (ii) a proportionate decrease in the number of its authorized shares of the Common Stock (the “Proportionate Share Reduction” or “Share Reduction”). Our Class A common stock is quoted on the Nasdaq Capital Market under the symbol “CHCI.” Our Class B common stock is not publicly traded. All outstanding shares of our Class B common stock are currently owned by Christopher Clemente, our Chairman and Chief Executive Officer, and Gregory V. Benson, our former President and Chief Operating Officer. The holders of our Class A common stock and Class B common stock generally have identical rights, except that holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to 15 votes per share on all matters to be voted on by our stockholders. Each share of Class B common stock is convertible into one share of our Class A common stock at the option of the holder.

The form of the Proposed Stock Split Amendment is attached to this proxy statement as Appendix III. Contingent on approval of this proposal by the requisite vote of the stockholders and the filing of a certificate of amendment to our Restated Certificate of Incorporation with the Secretary of State of Delaware, the Reverse Stock Split and Share Reduction would be effective in accordance with the terms of the Proposed Stock Split Amendment.

Even if the stockholders approve the Reverse Stock Split, the Company reserves the right not to effect the Reverse Stock Split if the Board determines it is not in the best interests of the Company’s stockholders. The Board believes that approval of this discretionary authority will provide the Board with maximum flexibility to react to prevailing market conditions and future changes to our stock price, which is in the best interests of our stockholders. The availability of alternative ratios will provide the Board with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and our stockholders. If this proposal is approved by the stockholders, the Board will have the authority, in its sole discretion, without any further action necessary by the stockholders, to effect the Reverse Stock Split and set the exact ratio of the Reverse Stock Split at a whole number within the above range as determined by the Board.

The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Class A common stock, actual or forecasted results of operations and the likely effect of such results on the price of our common stock.

Although the Proposed Stock Split Amendment will reduce proportionately the total number of shares of Common Stock that the Corporation is authorized to issue, the Proposed Stock Split Amendment will not change the number of shares of preferred stock that the Corporation is authorized to issue, the par value of Common Stock or preferred stock or the relative voting power of our stockholders. The Reverse Stock Split, if effected, would affect all of our holders of Common Stock uniformly.

The Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions to the Board or our stockholders.

There are certain risks associated with the Reverse Stock Split, and we cannot accurately predict or assure that the Reverse Stock Split will produce or maintain the desired results. (For more information on the risks see the section below entitled “Certain Risks Associated with the Reverse Stock Split.”) However, the Board believes that the benefits to our Company and our stockholders outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect the Reverse Stock Split.

Reasons for the Reverse Stock Split

The primary purpose for effecting the Reverse Stock Split, should we choose to effect one, would be to increase the per share price of our Class A Common Stock. The Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split would, among other things, help us to:

•	improve the perception of our Common Stock as an investment security;

•	appeal to a broader range of investors to generate greater investor interest in us, including institutional investors; and

•	reduce the relatively high transaction costs and commissions incurred by our stockholders due to our currently high number of shares outstanding and correspondingly relatively low per share trading price.

The Reverse Stock Split would reduce the number of shares of our Common Stock outstanding and the Proportionate Share Reduction would reduce, proportionately, the total number of authorized shares of Common Stock.

Improve the Perception of Our Common Stock as an Investment Security

The Board unanimously approved the discretionary authority to effect the Reverse Stock Split as one potential means of increasing the share price of our Class A Common Stock and to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Class A Common Stock, but also our market liquidity.

Satisfy the Minimum Bid Listing Requirement on the NASDAQ Capital Market

Our Class A common stock is quoted on the Nasdaq Capital Market under the symbol “CHCI.” Our Class A common stock has from time to time traded at less than one dollar per share, which is the minimum price required for continued listing on the Nasdaq Capital Market. If Nasdaq considers the price of our Class A common stock to fall below this standard, we could receive a notice that we no longer satisfy such minimum bid price requirement for continued listing. If we receive such a notification and fail to regain compliance, we could be subject to delisting. Since the Reverse Stock Split will have the effect of increasing the price of our Common Stock, including the shares of Class A common stock traded on the Nasdaq Capital Market, thus decreasing the possibility that we will fail to satisfy the minimum bid price requirement.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in Us; Transaction Costs

An increase in our stock price may make our Class A common stock more attractive to members of the investor community. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Class A common stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board the ability to effect the Reverse Stock Split and thereby increase the price of our Class A common stock would give the Board the ability to address these issues if it is deemed necessary.

Certain Risks Associated with the Reverse Stock Split

Even if the Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. For example, the Reverse Stock Split may not improve the perception of our Common Stock as an investment security. Moreover, the increase in our Common Stock price resulting from the Reverse Stock Split, even if maintained, does not guarantee investor interest. Even if our stock price maintains the minimum bid price required for continued listing on Nasdaq, our Class A common stock could be subject to delisting for failing to meet one of the other various continued listing requirements.

Furthermore, in evaluating whether or not to authorize the Proposed Stock Split Amendment, in addition to the considerations described above, the Board also took into account various negative factors associated with the Reverse Stock Split. These factors include: the negative perception of reverse stock splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing the Reverse Stock Split. Also, other factors such as our financial results, market conditions and the market perception of our business might adversely affect the market price of our Common Stock. As a result, there can be no assurance that the price of our Common Stock would be maintained at the per share price in effect immediately following the effective time of the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

If our stockholders approve this proposal and the Board elects to effect the Reverse Stock Split, each stockholder will hold one share of either Class A common stock or Class B common stock for every five to seven shares Class A common stock or Class B common stock, respectively, previously held, depending on the exchange ratio selected by the Board. The Reverse Stock Split would decrease the number of our issued and outstanding shares of Common Stock in accordance with the exchange ratio. The Reverse Stock Split would be effected simultaneously for all of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock. The Reverse Stock Split, should the Board decide to implement it, would affect all of our stockholders uniformly and would not adversely affect or dilute any stockholder’s percentage ownership interests in us. The Reverse Stock Split would not affect the relative voting or other rights that accompany the shares of our Common Stock. Common Stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

In addition to the change in the number of shares of Common Stock outstanding, the Reverse Stock Split would have the following effects:

Increase the per share price of our Common Stock. By combining five to seven pre-reverse split shares, depending on the exchange ratio selected by the Board, into one share of Common Stock, the per share price of a post-reverse split share is generally greater than the per share price of a pre-reverse split share. However, the amount of the initial increase in per share price and the duration of such increase are uncertain.

Generally no increase in the number of shares of Common Stock available for future issuance. Because of the Proportionate Share Reduction that would accompany the Reverse Stock Split, the reduction in the number of our shares outstanding would correspond with a proportional reduction in the number of shares we would be authorized to issue; accordingly, there would be no increase in the number of authorized but unissued shares.

Require adjustment to currently outstanding securities and debt obligations exercisable or convertible into shares of our Common Stock. The Reverse Stock Split would effect a reduction in the number of shares of Common Stock issuable upon the exercise or conversion of any of our outstanding stock options, warrants, rights, convertible debt obligations (if any) and our convertible preferred stock in proportion to the Reverse Stock Split ratio. Additionally, the exercise price of outstanding options and warrants would increase, likewise in proportion to the Reverse Stock Split ratio.

Require adjustment to the number of shares of Common Stock available for future issuance under our equity incentive plan. In connection with the Reverse Stock Split, the Board would also make a corresponding reduction in the number of shares available for future issuance under our equity incentive plan(s) so as to avoid the effect of increasing the number of authorized but unissued shares available for future issuance under our equity incentive plan(s).

In addition, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Proposed Stock Split Amendment is approved by our stockholders, then the Board, in its sole discretion, will determine whether the Reverse Stock Split is in the best interests of the Company and our stockholders, taking into consideration the factors discussed above. We would then file, in accordance with Appendix III to this proxy statement, a certificate of amendment to our Restated Certificate of Incorporation with the Secretary of State of Delaware at such time the Board determines is the appropriate effective time for the Reverse Stock Split. Upon the filing of the certificate of amendment, and without any further action on the part of our Company or our stockholders, the issued and outstanding shares of Common Stock held by stockholders of record as of the effective date of the Reverse Stock Split would be converted into a lesser number of shares of Common Stock calculated in accordance with the Reverse Stock Split ratio. For example, if the ratio is set at 1-for-5, a stockholder presently holds 1,750 shares of our Class A common stock, she would hold 350 shares of Class A common stock following the Reverse Stock Split. Or, to take another example, if the ratio is set at 1-for-7 and a stockholder presently holds 1,000 shares of our Class A common stock, she would hold 142 shares of Class A common stock following the Reverse Stock Split. Beginning on the effective date of the split, each certificate representing pre-reverse split shares would be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

As soon as practicable after the effective date of the Reverse Stock Split, stockholders would be notified that the Reverse Stock Split had been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares would be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificate would be issued to a stockholder until such stockholder had surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-reverse split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, would automatically be exchanged for post-reverse split shares, rounded, in cases where a stockholder’s total number of shares owned is not evenly divisible by the reverse split ratio set by the Board, downward to the nearest whole share.

Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) for exchange unless requested to do so after the stockholders meeting.

Fractional Shares

Stockholders will not receive fractional post-reverse stock split shares in connection with the Reverse Stock Split. Instead, with respect to shares of Class A common stock, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the Effective Date at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of the Class A common stock. After the transfer agent’s completion of such sale, stockholders will receive a cash payment from the transfer agent in an amount equal to their respective pro rata share of the total net proceeds of such sales. With respect to shares of Class B common stock, the stockholder will receive the fair market value of his fractional shares, as determined in good faith by the Board. Promptly upon such determination, the Company will make a cash payment to each holder of shares of Class B common stock in an amount equal to the fair market value of his fractional shares. Because there are only two holders of Class B common stock, there will be a minimum number of fractional shares of Class B common stock and any payments to Class B holders will be immaterial.

No transaction costs will be assessed to stockholders for the cash payment. Stockholders will not be entitled to receive interest for the period of time between the effective date of the Reverse Stock Split and the date payment is made for their fractional share interest in the Common Stock. You should also be aware that under the escheat laws of certain jurisdictions, sums due for fractional share interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

Accounting Matters

The par value of our Common Stock would remain unchanged at $0.001 per each share of Class A common stock and at $0.001 per each share of Class B common stock, following the Reverse Stock Split. However, the number of shares of Common Stock outstanding as designated on our consolidated balance sheet would be adjusted downward to reflect the Reverse Stock Split and, accordingly, stated capital, or the dollar amount reflected for Common Stock, would also be reduced to an amount equal to the aggregate par value of the reduced number of shares of Common Stock and the additional paid in capital designated on our consolidated balance sheet would be increased by an amount equal to the amount by which the Common Stock account was decreased. Additionally, net loss or income per share for all periods presented would increase proportionately as a result of the Reverse Stock Split since there would be fewer shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the Reverse Stock Split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only and is not intended as tax advice to any person or entity. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon where such stockholder resides. Also, it does not address the tax consequences to holders in light of their individual circumstances or to the holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, partnerships, limited liability companies and other tax-transparent entities, broker-dealers, holders subject to the alternative minimum tax provisions of the Internal Revenue Code of 1986, as amended (the “Code”), holders who hold their stock as part of a hedge, wash sale, appreciated financial position, straddle, conversion transaction, synthetic security or other risk reduction transaction or integrated investment, holders who have acquired their stock upon exercise of employee options or otherwise as compensation and tax-exempt entities. The discussion is based on the Code, final and temporary Treasury regulations promulgated thereunder, administrative pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect as of the date hereof, and any or all of which are subject to change and to different interpretations, potentially on a retroactive basis. No ruling has been sought from the IRS with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS will agree with such statements and conclusions. This summary also assumes that the pre-reverse split shares were, and the post-reverse split shares will be, held as a “capital asset,” as defined in the Code (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with his or her tax advisor with respect to the tax consequences of the Reverse Stock Split.

Subject to the discussion below concerning the treatment of the receipt of cash payments for fractional shares, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse split shares for post-reverse split shares pursuant to the Reverse Stock Split (except to the extent of cash received in lieu of a fractional share). In general, a stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in his or her old shares of Common Stock. The holding period in the reduced number of shares will include the holding period in its old shares of Common Stock exchanged. Stockholders who receive cash in lieu of any fractional shares of the post-reverse split shares as a result of the Reverse Stock Split will recognize gain or loss based on the difference between the amount of cash received and their adjusted basis in the fractional shares. This gain or loss will be capital gain or loss for U.S. federal income tax purposes if the shares were held as a capital asset and will be long-term if the stockholder’s holding period in the shares is more than one year at the time of the Reverse Stock Split. However, depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of fractional shares could be treated as a distribution; thus, stockholders should consult their own tax advisors as to this possibility and the resulting tax consequences to them in such an event.

Payment of cash in lieu of fractional shares within the United States or through certain United States related financial intermediaries is subject to both backup withholding and information reporting unless the beneficial owner certifies under penalties of perjury that it is not a United States holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States holder) or the stockholder otherwise establishes an exemption. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such stockholder’s United States federal income tax liability provided the required information is furnished to the Internal Revenue Service.

The Company itself would not realize any taxable gain or loss as a result of the Reverse Stock Split.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock, or their interest in our convertible preferred stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon the Reverse Stock Split and the Proportionate Share Reduction, and to do so without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the certificate of amendment to our Restated Certificate of Incorporation, even if the authority to effect the Reverse Stock Split and the Share Reduction has been approved by our stockholders at the 2015 annual meeting. By voting in favor of the Reverse Stock Split, and the Proportionate Share Reduction, you are expressly also authorizing the Board to delay or not proceed with the Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of the stockholders.

The Board recommends a vote “FOR” the proposal to grant to the Board discretionary authority to effect the reverse stock split and share reduction.

CERTAIN RELATIONSHIPS

Other than the transactions described below, from January 1, 2013 through December 31, 2014, there have not been any transaction or series of similar transactions to which we were a participant in which the amount involved exceeded $120,000 or 1% of the average of the Company’s total assets as of December 31, 2013 and December 31, 2014, and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had a direct or indirect material interest.

We believe that all of these transactions are on terms that are comparable to or not less favorable than terms that would or could have been obtainable from unaffiliated third parties. All proposed future related party transactions will be submitted to our Board for review and will require a majority vote of the independent directors for approval. Ongoing transactions are reviewed annually to ensure that they are still comparable to or not less favorable than terms that would have or could have been obtainable from unaffiliated third parties. Our Chief Financial Officer and/or our General Counsel, assuming they are not party to the proposed transaction, coordinates with the independent directors in evaluating the fairness to us of the proposed transactions.

On December 31, 2009, the Company, through an affiliate, Comstock Property Management, L.C., entered into a three-year lease for approximately 7,620 square feet of office space for its corporate headquarters at 1886 Metro Center Drive, Reston, Virginia from Comstock Asset Management, L.C., an affiliate wholly-owned by our Chief Executive Officer, Christopher Clemente. On September 19, 2012, the Company amended the lease for an additional 2,436 square feet of office space, or a total of 10,056 square feet, for its corporate headquarters, with an effective date of July 1, 2012. Concurrent with the amendment, the Company agreed to extend the lease for five-years from the effective date. For the years ended December 31, 2014 and 2013, total payments made under this lease agreement were $310,000 and $301,000, respectively.

On March 14, 2013, Stonehenge Funding, LC (“Stonehenge”), an entity wholly-owned by Mr. Clemente, entered into an Extension Agreement of the Amended and Restated Senior Note with the Company to extend the maturity date of the financing arrangement to January 1, 2016. Under the terms of the Extension Agreement, the Company is required to pay $50,000 monthly to Stonehenge, to be allocated first to accrued and unpaid interest and then to unpaid principal outstanding, beginning on April 1, 2013. For the years ended December 31, 2014 and 2013, the Company made payments of $600,000 and $500,000. As of December 31, 2014, approximately $4,236,000 remains outstanding on this loan.

Pursuant to a Credit Enhancement Agreement entered into on February 17, 2011 by and between the Company and Gregory Benson, the former President and Chief Operating Officer of the Company, and Mr. Clemente (each, a “Guarantor”), the Guarantors agreed to provide credit enhancement and personal guarantee of loans with Cardinal Bank and Eagle Bank in exchange for payment by the Company of a credit enhancement fee. As a result of this credit enhancement, the Guarantors on an aggregate basis were entitled to a credit enhancement fee calculated at a rate of 4% per annum. One-half of the credit enhancement fee was payable monthly, in arrears, and the remaining half was deferred and payable on an annual basis. During 2013 and 2014, the Company made no guarantee payments under the agreement.

On February 23, 2009, Comstock Homes of Washington, L.C., a wholly-owned subsidiary of the Company, entered into a Services Agreement with Comstock Asset Management, L.C., an entity wholly-owned by Mr. Clemente, to provide services related to real estate development and improvements, legal, accounting, marketing, information technology and additional support services. Pursuant to the Services Agreement, the Company shall not be responsible for any out-of-pocket or third party costs associated with the services provided. For the years ended December 31, 2014 and 2013, the Company billed Comstock Asset Management, L.C. $462,000 and $361,000, respectively, for services and out-of-pocket expenses incurred. Revenues from this arrangement are included within ‘Revenue – other’ within the consolidated statement of operations set forth in our Annual Report on Form 10-K for the year ended December 31, 2014. As of December 31, 2014 and 2013, the Company was owed $38,000 and $61,000, respectively, under this contract, which is included in ‘Trade receivables’ in the consolidated balance sheet set forth in our Annual Report on Form 10-K for the year ended December 31, 2014.

On March 14, 2013, a subsidiary of the Company, Comstock VII, L.C. (“Comstock VII”), entered into subscription agreements with certain accredited investors (“Comstock VII Class B Members”), pursuant to which the Comstock VII Class B Members purchased membership interests in Comstock VII for an aggregate amount of $7.3 million (the “Comstock VII Private Placement”). In connection with the Comstock VII Private Placement, the Company issued 116,000 warrants for the purchase of shares of the Company’s Class A common stock to the non-affiliated accredited investors, having an aggregate fair value of $146,000. The Comstock VII Private Placement provided capital related to the have been construction of the Company’s following projects: Townes at Shady Grove Metro, City Homes at the Hampshires, Townes at the Hampshires, and Townes at Falls Grove (collectively, the “Projects”). Proceeds of the Comstock VII Private Placement have been utilized (A) to provide capital needed to complete the Projects in conjunction with project financing for the Projects, (B) to reimburse the Company for prior expenditures incurred on behalf of the Projects, and (C) for general corporate purposes of the Company. During 2014 and 2013, the Company paid distributions in the amount of $8,652,260 and $738,000, respectively, to the Comstock VII Class B Members, redeeming the Comstock VII Class B Members in full. The Comstock VII Class B Members included unrelated third-party accredited investors along with certain related parties, who contributed as follows: $500,000 by A. Clayton Perfall, director of the Company; $500,000 by Norman D. Chirite, director of the Company; $500,000 by Joseph M. Squeri, Chief Financial Officer of the Company; $500,000 by Tracy Schar, wife of the Chief Executive Officer of the Company; $400,000 by Cornelia Benson, wife of the former President and Chief Operating Officer of the Company; $250,000 by Stephen Squeri, brother of the Chief Financial Officer of the Company; $250,000 by James H. and Margaret Thompson, brother and sister-in-law of the General Counsel of the Company; $250,000 by James A. MacCutcheon, director of the Company; $150,000 by Thomas Squeri, brother of the Chief Financial Officer of the Company; $125,000 by Robert P. Pincus, director of the Company; $100,000 by Gregory Benson, former President and Chief Operating Officer of the Company; $100,000 by Jubal Thompson, General Counsel of the Company; and $100,000 by David Guernsey, director of the Company.

In December 2013, a subsidiary of the Company, Comstock Investors VIII, L.C. (“Comstock VIII”), entered into subscription agreements with certain accredited investors (“Comstock VIII Class B Members”), pursuant to which Comstock VIII Class B Members purchased membership interests in Comstock VIII for an aggregate amount of $4.0 million (the “Comstock VIII Private Placement”). In connection with the Comstock VIII Private Placement, the Company issued 102,000 warrants for the purchase of shares of the Company’s Class A common stock to the non-affiliated accredited investors, having an aggregate fair value of $131,000. The proceeds from the Comstock VIII Private Placement will be used (A) for the construction of the following projects: The Townes at HallCrest and Townes at Maxwell Square Condominium (collectively, the “Investor VIII Projects”), (B) to reimburse the Company for prior expenditures incurred on behalf of the Investor VIII Projects, and (C) for general corporate purposes of the Company. The Company paid no distributions to the Comstock VIII Class B Members in 2013 and during 2014, the Company paid distributions in the amount of $940,000 to the Comstock VIII Class B Members. The Comstock VIII Class B Members included unrelated third-party accredited investors along with certain related parties, who contributed as follows: $150,000 by Robert P. Pincus, director of the Company; $150,000 by Joseph M. Squeri, Chief Financial Officer of the Company; $150,000 by James A. MacCutcheon, director of the Company; $150,000 by Tracy Schar, wife of the Chief Executive Officer of the Company; $100,000 by Cornelia Benson, wife of the former President and Chief Operating Officer of the Company; $100,000 by Judy Verses, wife of a director of the Company; $50,000 by Investor Management, L.C., an entity controlled by Gregory Benson, former President and Chief Operating Officer of the Company; and $50,000 by David M. Guernsey, director of the Company.

On June 24, 2014, in connection with Mr. Benson’s resignation effective May 5, 2014, the Company entered into a separation agreement with Gregory Benson, the Company’s former President and Chief Operating Officer (the “Separation Agreement”), pursuant to which Mr. Benson will receive from the Company (i) $597,000 as a severance payment, paid in 36 semi-monthly installments following May 1, 2014 and (ii) for a period of 12 months beginning on May 1, 2014, a monthly payment in an amount to offset the incremental cost of healthcare insurance Mr. Benson will be eligible to purchase through COBRA, compared to what he would have paid had his employment continued. The foregoing compensation and benefits were provided by the Company in exchange for Mr. Benson’s entry into the Separation Agreement, which contains usual and customary covenants and an option for the benefit of the Company (or its designee), until June 30, 2015, to purchase either a portion or all of Mr. Benson’s shares of our Class A and Class B common stock at $1.09 per share (subject to adjustment). Mr. Benson has also agreed not to sell any of his shares in the open market or a private transaction without the prior written approval of the Board for a period of 12 months from the date of the Separation Agreement. The Separation Agreement also provides that Mr. Benson will resign from the Board, at the request of the Board, if he owns less than 5% of the outstanding capital stock of the Company.

On October 17, 2014, the Company entered into a promissory note, which was amended and restated on December 18, 2014, (the “Promissory Note”) with Comstock Growth Fund, L.C. (“CGF”), in the original amount of $10 million (the “Loan”). The maximum amount available for borrowing by the Company under the Promissory Note is $25 million, with a three year term. The interest rate is a floating rate of LIBOR plus 9.75% with a 10% floor and interest payments are made monthly in arrears. There is a principal reduction of 10% annually based on an average outstanding balance for the prior year. The Company will pay an origination fee of 1% of the amount drawn from the Loan.

In order to fund the Loan, CGF obtained commitments and entered into subscription agreements with certain accredited investors (the “CGF Members”), pursuant to which the CGF Members purchased membership interests in CGF for an aggregate purchase price of $12.7 million (the “CGF Private Placement”) as of December 31, 2014. In connection with the CGF Private Placement, the Company has agreed to issue warrants (“Warrants,” and each a “Warrant”) to purchase shares of our Class A common stock to CGF. CGF, pursuant to the terms of the governing documents of CGF, will distribute the warrants to the CGF Members other than CDS (as defined below) who purchase an amount of membership interests (x) for a subscription amount of $249,999 or less, approximately 5% warrant coverage in relation to the amount invested, or (y) for a subscription amount of $250,000 or more, approximately 10% warrant coverage in relation to the amount invested, or (z) such other lesser number of shares of our Class A common stock as determined between the CGF Member and the Company. The Warrants represent the right to purchase an aggregate amount of between 750,000 to 1,500,000 shares of our Class A common stock, depending upon the investment amount of each CGF Member and membership interests purchased. As of December 31, 2014, the Company issued 241,000 warrants for the purchase of shares of the Company’s Class A common stock to CGF, having an aggregate fair value of $164,000. Additionally, the CGF Members will be entitled to receive a distribution of 16,000 shares of our Class A common stock from CGF for each $100,000 of membership interests (or portion thereof) purchased by such CGF Member (including to CGF Members that are affiliates or insiders). Additionally, following CGF’s acquisition of shares of our Class A common stock, CGF will distribute 6,000 shares of our Class A common stock to CDS for each $100,000 of membership interests (or portion thereof) purchased by CDS. As of December 31, 2014, the CGF Members were entitled to receive 1,028,000 shares of the Company’s Class A common stock, having an aggregate fair value of $1,059,000.

The CGF Members included unrelated third-party investors along with certain related parties, who contributed the following amounts to CGF as of December 31, 2014: $125,000 by Robert P. Pincus, director of the Company; $100,000 by A. Clayton Perfall, director of the Company; $300,000 by James A. MacCutcheon, director of the Company; and $500,000 by Joseph M. Squeri, Chief Financial Officer of the Company. In addition, Comstock Development Services, LC (“CDS”), an entity wholly-owned by Mr. Clemente, contributed $10 million to CGF. The Company is the manager of CGF but does not own any membership interests in CGF.

Procedures for Approval of Related Person Transactions

Our policy for the review and approval of transactions between us and related persons is set forth in our Corporate Governance Guidelines. Pursuant to our Corporate Governance Guidelines, it is the responsibility of our independent directors to review and make recommendations to the full Board concerning all related party transactions (as specified in Item 404 of Regulation S-K).

OTHER INFORMATION

Beneficial Ownership of Principal Stockholders, Directors and Officers

The following table sets forth certain information regarding the beneficial ownership of our common stock on March 31, 2015, by (1) each director and named executive officer of the Company, (2) all directors and executive officers of the Company as a group, and (3) each person known by us to own more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Class A common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after March 31, 2015, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

	Class A Common Stock (1)		Class B Common Stock		Beneficial Ownership of Class A and Class B Common Stock Combined
Name of Beneficial Owner	Number	Percent of Class	Number	Percent of Class	Economic (%)	Voting (%)(1)
Named Executive Officers and Directors
Christopher Clemente (2)	2,888,320	15.51%	1,366,750	50.00%	19.83%	39.16%
Gregory V. Benson (3)	1,476,383	7.93%	1,366,750	50.00%	13.31%	36.86%
Jubal R. Thompson	739,807	3.97%	—	—	3.41%	1.23%
Joseph M. Squeri	519,255	2.79%	—	—	2.40%	*
A. Clayton Perfall	377,934	2.03%	—	—	1.77%	*
David M. Guernsey	229,532	1.23%	—	—	1.07%	*
James A. MacCutcheon	310,558	1.67%	—	—	1.45%	*
Robert Pincus (4)	120,032	*	—	—	*	*
Socrates Verses (5)	286,754	1.54%	—	—	1.34%	*
Norman D. Chirite	281,755	1.51%	—	—	1.32%	*
All directors and executive officers as a group (10 persons)	7,230,330	38.83%	2,733,500	100.00%	46.47%	80.82%
Other 5% holders
Prescott Group Aggressive Small Cap Master Fund, GP(6)	2,034,005	10.92%	—	—	9.52%	3.41%

*	Less than 1% of the outstanding shares of common stock

(1)	Does not include shares of our Class A common stock issuable upon conversion of our Class B common stock. Percentage total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. Each holder of our Class B common stock is entitled to fifteen votes per share of Class B common stock and each holder of our Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and the Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be provided in our certificate of incorporation or as required by law. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis.
(2)	Includes the following held by Mr. Clemente’s wife, Tracy Schar: 211,892 shares of our Class A common stock including exercisable stock options to purchase 40,000 shares and warrants of 60,000 shares of our Class A common stock. 69,333 shares of our Class A common stock and 1,366,750 shares of our Class B common stock are held by FR54, LLC, an entity that is owned by Mr. Clemente and his wife. 90,000 shares of our Class A common stock are held in various trusts for the benefit Mr. Clemente’s children. Mr. Clemente is the custodian for each trust. 871,258 shares of our Class A common stock are held by Stonehenge Funding, LLC, an entity wholly owned by Mr. Clemente.
(3)	350,083 shares of our Class A common stock and 1,366,750 shares of our Class B common stock are held by Clareth LLC, an entity that is owned by Mr. Benson.
(4)	9,676 shares are held by RLR Investment Management, LLC, an entity that is owned by Mr. Pincus.
(5)	Includes 2,000 shares of Class A common stock, with respect to which Mr. Verses disclaims beneficial ownership. The shares are held in trust for the benefit of Mr. Verses’ children. Mr. Verses’ wife is the custodian of these trusts.
(6)	Prescott Group Capital Management, LLC 1924 South Utica, Suite 1120, Tulsa, Oklahoma 74104-6529.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2014, regarding compensation plans under which the Company’s equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (a)(2)	Weighted-Average Exercise Price of Outstanding Options and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders (1)	1,332,000	$1.24	2,161,475
Equity Compensation Plans Not Approved by Stockholders (3)	—	—	—
Total	1,332,000	$1.24	2,161,475

(1)	Includes the Company’s current Amended and Restated 2004 Long-Term Incentive Compensation Plan.
(2)	Includes shares issuable pursuant to the exercise of stock options, but does not include outstanding shares of restricted stock.
(3)	The Company does not have any equity compensation plans that have not been approved by the stockholders.

Compensation Committee Interlocks and Insider Participation

As noted above, during 2014, our Compensation Committee consisted of Messrs. Chirite, Guernsey and Verses. None of these individuals had any contractual or other relationships with us during the fiscal year except as directors. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our Board or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2014, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year, except that (i) Messrs. Benson, Squeri and Thompson each filed one late Form 5 reporting two transactions, in the case of Mr. Squeri, and one transaction, in the case of Messrs. Benson and Thompson, and (ii) Mr. Clemente filed a late Form 5 reporting three transactions that were not reported on a timely-filed Form 5 and one transaction that was not reported on a timely-filed Form 4.

Incorporated by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933 or the Exchange Act, the section of this proxy statement entitled “Report of the Audit Committee” (to the extent permitted by the rules of the Securities and Exchange Commission) will not be deemed incorporated unless specifically provided otherwise in such filing. The information contained in this section shall not be deemed “filed” with the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

Other Matters

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board may recommend.

Dated:                     , 2015

Appendix I

COMSTOCK HOLDING COMPANIES, INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

as

Rights Agent

Section 382 Rights Agreement

Dated as of March 27, 2015

Appendix I

- i -

Appendix I

Exhibit A	—	Form of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock	A-1

Exhibit B	—	Form of Rights Certificate	B-1

Exhibit C	—	Summary of Rights to Purchase Series A Junior Participating Preferred Stock	C-1

- ii -

SECTION 382 RIGHTS AGREEMENT

SECTION 382 RIGHTS AGREEMENT, dated as of March 27, 2015 (the “Agreement”), between Comstock Holding Companies, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”).

W I T N E S S E T H :

WHEREAS, the Company has generated NOLs (as defined in Section 1 hereof) for United States federal income tax purposes; and such NOLs may potentially provide valuable tax benefits to the Company; the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder, and thereby preserve the ability to utilize fully such NOLs and certain other tax benefits; and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on March 18, 2015 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend distribution of one preferred share purchase right (a “Right”) for each share of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), and one Right for each share of Class B common stock, par value $0.01 per share (“Class B Common Stock”), of the Company outstanding at the close of business on May 16, 2015 (the “Record Date”), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions hereof) for each share of Class A Common Stock and each share of Class B Common Stock issued between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the close of business on the Distribution Date (as defined in Section 3 hereof) and the Expiration Date (as defined in Section 7(a) hereof), each Right initially representing the right to purchase one one-thousandth of a share (a “Unit”) of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Designations, Preferences and Rights attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.95% or more of the shares of Class A Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan or (iv) any Exempted Person. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as a result of an Exempted Transaction. No Person shall become an “Acquiring Person” as a result of such Person becoming the Beneficial Owner of shares of Class A Common Stock into which shares of Class B Common Stock are convertible or have been converted pursuant to Article IV(a) of the Amended and Restated Certificate of Incorporation of the Company.

(b) “Affiliate” and “Associate” shall mean, with respect to any Person, any other Person whose Common Stock would be deemed constructively owned by such first Person for purposes of Section 382 of the Code, would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with Common Stock owned by such first Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder; provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

Appendix I

(c) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Section 11(a)(ii) Event, (C) securities issuable upon exercise of Rights from and after the occurrence of a Section 11(a)(ii) Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights, or (D) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person’s Affiliates or Associates; or

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (ii) as a result of (A) an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person’s Affiliates or Associates;

(iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (ii) of this paragraph (c)) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (c) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days; or

(iv) Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(c), a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

(d) “Book Entry” shall mean an uncertificated book entry for the Class A Common Stock or Class B Common Stock.

(e) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(f) “Class A Common Stock” shall have the meaning set forth in the recitals to this Agreement.

2

Appendix I

(g) “Class B Common Stock” shall have the meaning set forth in the recitals to this Agreement.

(h) “close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(i) “Code” shall have the meaning set forth in the recitals to this Agreement.

(j) “Current Market Price” shall have the meaning set forth in Sections 11(d)(i) and 11(d)(ii) hereof.

(k) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(l) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(m) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(n) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o) “Exempted Person” shall mean any Person who, together with all Affiliates and Associates of such Person,

(i) is the Beneficial Owner of securities (as disclosed in public filings with the Securities and Exchange Commission on the Rights Dividend Declaration Date), representing 4.95% or more of the shares of Class A Common Stock outstanding on the Rights Dividend Declaration Date, provided, however, that any such Person described in this clause (i) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing a percentage of Class A Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Class A Common Stock that such Person had at any time since the Rights Dividend Declaration Date, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Class A Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a repurchase or redemption of shares of Class A Common Stock by the Company; or

(ii) becomes the Beneficial Owner of securities representing 4.95% or more of the shares of Class A Common Stock then outstanding because of a reduction in the number of outstanding shares of Class A Common Stock then outstanding as a result of the purchase by the Company or a Subsidiary of the Company of shares of Class A Common Stock, provided, however, that any such Person described in this clause (ii) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, itself or together with all Affiliates and Associates of such Person, becomes the Beneficial Owner, at any time after the date such Person became the Beneficial Owner of 4.95% or more of the then outstanding shares of Class A Common Stock, of securities representing a percentage of Class A Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Class A Common Stock that such Person had at any time since the date such Person first became the Beneficial Owner of 4.95% or more of the then outstanding shares of Class A Common Stock, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Class A Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a repurchase or redemption of shares of Class A Common Stock by the Company; or

(iii) is a Beneficial Owner of 4.95% or more of the shares of Class A Common Stock outstanding and whose beneficial ownership, as determined by the Board of Directors in its sole discretion, (x) would not jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits or (y) is otherwise in the best interests of the Company, provided, however, that if a Person is an Exempted Person solely by reason of this clause (iii), then such Person shall cease to be an Exempted Person if (A)

3

Appendix I

such Person ceases to beneficially own 4.95% or more of the shares of the then outstanding Class A Common Stock, (B) after the date of such determination by the Board of Directors, such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing a percentage of Class A Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Class A Common Stock that such Person had at any time since the date such Person first became the Beneficial Owner of 4.95% or more of the then outstanding shares of Class A Common Stock, except solely (I) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Class A Common Stock represented by such equity compensation award pursuant to the terms thereof or (II) as a result of a redemption of shares of Class A Common Stock by the Company, or (C) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such Person’s beneficial ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs or other Tax Benefits.

A purchaser, assignee or transferee of the shares of Class A Common Stock (or warrants or options exercisable for Class A Common Stock) from an Exempted Person shall not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Class A Common Stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such Person continues to be the Beneficial Owner of 4.95% or more of the then outstanding shares of Class A Common Stock.

(p) “Exempted Transaction” shall mean any transaction that the Board of Directors determines, in its sole discretion, is exempt from this Agreement in whole or in part (to the extent of such determination), which determination shall be made in the sole and absolute discretion of the Board of Directors prior to the date of such transaction, including, without limitation, if the Board of Directors determines that (i) neither the Beneficial Ownership of shares of Class A Common Stock or Class B Common Stock by any Person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the Tax Benefits or (ii) such transaction is otherwise in the best interests of the Company. In granting an exemption under this definition, the Board of Directors may require any Person who would otherwise be an Acquiring Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings will result in such consequences and subject to such conditions as the Board of Directors may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.

(q) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(r) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(s) “NOLs” shall mean the Company’s net operating loss carryforwards.

(t) “Person” shall mean any individual, firm, corporation, limited liability company, partnership or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

(u) “Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $0.01 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(v) “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

(w) “Record Date” shall have the meaning set forth in the recitals of this Agreement.

(x) “Right” shall have the meaning set forth in the recitals of this Agreement.

4

Appendix I

(y) “Rights Agent” shall have the meaning set forth in the recitals of this Agreement.

(z) “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

(aa) “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.

(bb) “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

(cc) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(dd) “Subsidiary” shall mean, with reference to any Person, any Person of which a majority of the voting power of voting equity securities or equity interests is beneficially owned, directly or indirectly, by such Person or otherwise controlled by such Person.

(ee) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ff) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(gg) “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(hh) “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(ii) “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, as amended.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of Class A Common Stock or Class B Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable.

Section 3. Issue of Rights Certificates.

(a) Until the earlier of (i) the close of business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board of Directors of the Company shall determine prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than any Exempted Person, the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) (or, the Record Date, if either such event occurs prior to the Record Date) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Class A Common Stock or Class B Common Stock registered in the names of the holders of the Class A Common Stock or Class B Common Stock, which certificates for Class A Common Stock or Class B Common Stock shall be deemed also to be certificates for Rights (or by Book Entry shares in respect of such Class A Common Stock or Class B Common Stock), and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Class A Common Stock or Class B Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Class A Common Stock and Class B Common Stock as

5

Appendix I

of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Class A Common Stock and Class B Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Class A Common Stock or Class B Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b) As promptly as practicable following the Record Date, the Company shall send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage prepaid mail, to each record holder of the Class A Common Stock and Class B Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for the Class A Common Stock and Class B Common Stock (or Book Entry shares of Class A Common Stock or Class B Common Stock) outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Class A Common Stock or Class B Common Stock (or the Book Entry shares) and the registered holders of the Class A Common Stock and Class B Common Stock shall also be the registered holders of the associated Rights. Until the earliest of the Distribution Date, the Expiration Date (as such term is defined in Section 7 hereof) or the redemption of the Rights pursuant to Section 23 hereof, the transfer of any certificates representing shares of Class A Common Stock or Class B Common Stock (or the Book Entry shares of Class A Common Stock or Class B Common Stock) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Class A Common Stock and Class B Common Stock or Book Entry shares.

(c) Rights shall be issued in respect of all shares of Class A Common Stock and Class B Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof. Certificates representing such shares of Class A Common Stock or Class B Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form: “This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Comstock Holding Companies, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), dated as of March 27, 2015 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.” With respect to any Book Entry shares of Class A Common Stock or Class B Common Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the earlier of the (i) Distribution Date or (ii) the Expiration Date, the Rights associated with the Class A Common Stock and Class B Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone and registered holders of Class A Common Stock and Class B Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates or Book Entry shares shall also constitute the transfer of the Rights associated with the Class A Common Stock or Class B Common Stock represented thereby. The failure of any such legend to be included on any such certificate or of any such notice to be given shall not affect the validity of enforceability of this Agreement.

6

Appendix I

Section 4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to Class A Common Stock and Class B Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the share certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by any Person known to be: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend substantially in the following form: “The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.” The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including, without limitation, the provisions of Section 7(e).

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman, its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

7

Appendix I

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of this Agreement, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Section 11(a)(ii) Event, Class A Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 27 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice.

(b) Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) and Section 27 hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the close of business on March 27, 2025 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which all of the Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) are exchanged for Class A Common Stock as provided in Section 27 hereof, (iv) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors of the Company determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the close of business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward, or (vi) the first anniversary of adoption of the Agreement if shareholder approval of the Agreement has not been received by or on such date (the earliest of (i) and (ii) and (iii) and (iv) and (v) and (vi) being herein referred to as the “Expiration Date”).

(b) The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $12.80, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.

8

Appendix I

(c) Except as otherwise provided herein, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to, or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash described in clause (ii) hereof, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Class A Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Section 11(a)(ii) Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by any Person known to be (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

9

Appendix I

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, out of its authorized and unissued shares of Class A Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, Class A Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, Class A Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act of 1933 (the “Act”) with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, Class A Common Stock) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (or Units) (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock) upon the exercise of Rights. The Company shall not, however, be required to pay any

10

Appendix I

transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Class A Common Stock) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Class A Common Stock) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Class A Common Stock) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to the provisions of this Agreement, including without limitation Section 27, in the event any Person shall become an Acquiring Person, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Class A Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Class A Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

11

Appendix I

(iii) In the event that the number of shares of Class A Common Stock which are authorized by the Company’s Certificate of Incorporation but not outstanding, subscribed for or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors of the Company has deemed to have essentially the same value or economic rights as shares of Class A Common Stock), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Class A Common Stock (to the extent available), and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors of the Company determines in good faith that it is likely that sufficient additional shares of Class A Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Class A Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Class A Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Class A Common Stock on such date.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible

12

Appendix I

securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Class A Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Class A Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Class A Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Class A Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Class A Common Stock is determined during a period following the announcement by the issuer of such Class A Common Stock of (A) a dividend or distribution on such Class A Common Stock or Class B Common Stock payable in shares of such Class A Common Stock or Class B Common Stock or securities convertible into shares of such Class A Common Stock or Class B Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Class A Common Stock or Class B Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the shares of Class A Common Stock is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Class A Common Stock is listed or admitted to trading or, if the shares of Class A Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the

13

Appendix I

high bid and low asked prices in the over-the-counter market or such other system then in use, or, if on any such date the shares of Class A Common Stock is not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Class A Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Class A Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Class A Common Stock is listed or admitted to trading is open for the transaction of business or, if the shares of Class A Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day. If the Class A Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Class A Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Class A Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Class A Common Stock. If neither the Class A Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of a Unit shall be equal to the Current Market Price of one share of Preferred Stock divided by 1,000.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-thousandth of a share of Class A Common Stock or other share of capital stock or one-ten millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-ten millionth of a share of Preferred Stock) obtained by:

(i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and

14

Appendix I

(ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

15

Appendix I

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock or Class B Common Stock, (ii) subdivide the outstanding shares of Class A Common Stock or Class B Common Stock, or (iii) combine or consolidate the outstanding shares of Class A Common Stock or Class B Common Stock into a smaller number of shares, the number of Rights associated with each share of Class A Common Stock and Class B Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Class A Common Stock and Class B Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Class A Common Stock and Class B Common Stock immediately prior to such event by a fraction the numerator which shall be the total number of shares of Class A Common Stock and Class B Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Class A Common Stock and Class B Common Stock outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock, the Class A Common Stock or the Class B Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Class A Common Stock or Class B Common Stock or Book Entry shares in respect thereof) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 13. [RESERVED]

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Rights are not

16

Appendix I

listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market or such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Section 11(a)(ii) Event, the Company shall not be required to issue fractions of shares of Class A Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Class A Common Stock. In lieu of fractional shares of Class A Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Class A Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Class A Common Stock shall be the closing price of one (1) share of Class A Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Rights expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15. Rights of Action. All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Class A Common Stock and Class B Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Class A Common Stock and Class B Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Class A Common Stock or Class B Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Class A Common Stock or Class B Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

17

Appendix I

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Class A Common Stock certificate or Class B Common Stock certificate (or Book Entry shares in respect of Class A Common Stock or Class B Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Class A Common Stock certificate or Class B Common Stock certificate (or notices provided to holders of Book Entry shares of Class A Common Stock or Class B Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. In no case shall the Rights Agent be liable for special, indirect, incidental or consequential loss or damage.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Class A Common Stock or Class B Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation

18

Appendix I

succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes only the duties and obligations imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Class A Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Class A Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

19

Appendix I

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

(j) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder through any corporate trust, stock issuance or stock transfer powers as may be reasonably determine is necessary for such purpose.

(k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(l) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Class A Common Stock, Class B Common Stock or Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Class A Common Stock, Class B Common Stock or Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as

20

Appendix I

Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Class A Common Stock, Class B Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Class A Common Stock and/or Class B Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Class A Common Stock and/or Class B Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the twentieth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Class A Common Stock (based on the “Current Market Price,” as defined in Section 11(d)(i) hereof, of the Class A Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

(b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Class A Common Stock and Class B Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

21

Appendix I

Section 24. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b) In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Class A Common Stock and/or, if appropriate, other securities.

(c) The failure to give any notice provided for herein shall not affect the validity or enforceability of any action intended to be the subject thereof.

Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Comstock Holding Companies, Inc.

1886 Metro Center Drive, 4th Floor

Reston, Virginia 20190

Attention: Chief Executive Officer

With a copy to:

Comstock Holding Companies, Inc.

1886 Metro Center Drive, 4th Floor

Reston, Virginia 20190

Attention: General Counsel

22

Appendix I

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention: Corporate Trust Department

With a copy to:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Class A Common Stock and Class B Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 26. Supplements and Amendments. Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Class A Common Stock or Class B Common Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, the Purchase Price or the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable or which extends the Final Expiration Date, and following the first occurrence of an event set forth in clauses (i) and (ii) of the first sentence of Section 23(a) hereof, any supplement or amendment shall require the concurrence of a majority of the members of the Board of Directors of the Company. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Class A Common Stock and Class B Common Stock.

Section 27. Exchange.

(a) The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors of the Company, exchange all or part of the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Class A Common Stock at an exchange ratio of one share of Class A Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the “Section 27(a)(i) Exchange Ratio”). Notwithstanding the foregoing, the Company may not effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of shares of Class A Common Stock and/or shares of Class B Common Stock representing 50% or more of the voting power represented by the shares of Class A Common Stock and shares of Class B Common Stock then outstanding. The exchange of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. Prior to effecting an

23

Appendix I

exchange pursuant to this Section 27, the Board of Directors of the Company may direct the Company to enter into a trust agreement in such form and with such terms as the Board of Directors of the Company shall then approve (the “Trust Agreement”). If the Board of Directors of the Company so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Class A Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 27 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Class A Common Stock equal to the number of such Rights held by such holder multiplied by the Section 27(a)(i) Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Class A Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) In the event that there shall not be sufficient shares of Class A Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit any exchange of Rights as contemplated in accordance with this Section 27, the Company shall make adequate provision to substitute, to the extent that there are insufficient shares of Class A Common Stock available (1) cash, (2) other equity securities of the Company, (3) debt securities of the Company, (4) other assets or (5) any combination of the foregoing, having an aggregate value per Right equal to the then current per share market price (determined pursuant to Section 11(d) hereof) of the Class A Common Stock multiplied by the Section 27(a)(i) Exchange Ratio, where such aggregate value has been determined by a majority of the members of the Board of Directors of the Company, after receiving advice from a nationally recognized investment banking firm. To the extent that the Company determines that any such substitution must be made, the Company shall provide, subject to Section 7(e) hereof, that such substitution shall apply uniformly to all outstanding Rights.

(d) The Company shall not be required to issue fractions of shares of Class A Common Stock or to distribute certificates which evidence fractional shares of Class A Common Stock. In lieu of such fractional shares of Class A Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Class A Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Class A Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Class A Common Stock shall be the closing price of a share of Class A Common Stock (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of the exchange pursuant to this Section 27.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board of Directors, etc. Without limitation of Section 1(c), any calculation of the number of shares of Class A Common Stock or Class B Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Class A Common Stock or Class B Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the

24

Appendix I

Company) or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations which are done or made by the Board (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) in good faith, shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Class A Common Stock and Class B Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Class A Common Stock and Class B Common Stock).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the twentieth day following the date of such determination by the Board of Directors.

Section 32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof and the words “herein,” “hereof,” “hereby,” “hereto,” “hereunder” and words of similar import are references to this Agreement as a whole and not to any particular section or other provision hereof.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

25

Appendix I

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:		COMSTOCK HOLDING COMPANIES, INC.

By:	/s/ Jubal R. Thompson	By:	/s/ Christopher Clemente
	Name: Jubal R. Thompson		Name: Christopher Clemente
	Title: General Counsel		Title: CEO

Attest:		AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Jennifer Donovan	By:	/s/ Paula Caroppoli
	Name: Jennifer Donovan		Name: Paula Caroppoli
	Title: Senior Vice President		Title: Senior Vice President

26

EXHIBIT A

Form of Designations, Preferences and Rights of Series A Junior Participating

Preferred Stock of Comstock Holding Companies, Inc.

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 50,000.

Section 2. Dividends and Distributions.

(a) The holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Class A Common Stock or a subdivision of the outstanding shares of Class A Common Stock (by reclassification or otherwise), declared on the Class A Common Stock, par value $0.01 per share, of the Corporation (the “Class A Common Stock”) or a dividend payable in shares of Class B Common Stock or a subdivision of the outstanding shares of Class B Common Stock (by reclassification or otherwise), declared on the Class B Common Stock, par value $0.01 per share, of the Corporation (the “Class B Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after March 18, 2015 (the “Rights Declaration Date”) (i) declare any dividend on Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock or Class B Common Stock, (ii) subdivide the outstanding Class A Common Stock or Class B Common Stock, or (iii) combine the outstanding Class A Common Stock or Class B Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Class A Common Stock and Class B Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock and Class B Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare a dividend or distribution on the outstanding shares of Series A Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Class A Common Stock or Class B Common Stock (other than a dividend payable in shares of Class A Common Stock or Class B Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Class A Common Stock or Class B Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the outstanding shares of Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of

Appendix I

Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock or Class B Common Stock, (ii) subdivide the outstanding Class A Common Stock or Class B Common Stock, or (iii) combine the outstanding Class A Common Stock or Class B Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Class A Common Stock and Class B Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock and Class B Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Class A Common Stock and Class B Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) (i) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

(ii) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(c) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Class A Common Stock and Class B Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors from the class of Directors being elected at such annual meeting. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors in the class elected at the most recent annual meeting of stockholders as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or

Appendix I

the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (c)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after such order or request, or in default of the calling of such meeting within sixty (60) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph (c)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv) In any default period, the holders of Class A Common Stock and Class B Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (c)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this Paragraph (c) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the certificate of incorporation or by-laws of the Corporation irrespective of any increase made pursuant to the provisions of Paragraph (c)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the certificate of incorporation or by-laws of the Corporation). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

(d) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Class A Common Stock and Class B Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

Appendix I

(iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series A Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Class A Common Stock and Class B Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Class A Common Stock and Class B Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock, Class A Common Stock and Class B Common Stock, respectively, holders of Series A Junior Participating Preferred Stock, holders of shares of Class A Common Stock and holders of shares of Class B Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 (with respect to such Preferred Stock) (with respect to such Class A Common Stock and Class B Common Stock) on a per share basis.

(b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Class A Common Stock and Class B Common Stock.

(c) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock or Class B Common Stock, (ii) subdivide the outstanding Class A Common Stock or Class B Common Stock, or (iii) combine the outstanding Class A Common Stock or Class B Common Stock into a smaller number of shares, then in

Appendix I

each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Class A Common Stock and Class B Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock and Class B Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Class A Common Stock and Class B Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Class A Common Stock and Class B Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock or Class B Common Stock, (ii) subdivide the outstanding Class A Common Stock or Class B Common Stock, or (iii) combine the outstanding Class A Common Stock or Class B Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Class A Common Stock and Class B Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock and Class B Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9. Amendment. The certificate of incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Section 10. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

Appendix I

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER MARCH 27, 2025 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]

Rights Certificate

COMSTOCK HOLDING COMPANIES, INC.

This certifies that [            ], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of March 27, 2015 (the “Rights Agreement”), between Comstock Holding Companies, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability company (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on March 27, 2025 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $12.80 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of March 27, 2015 based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including a Section 11(a)(ii) Event.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations,

Appendix I

duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Final Expiration Date. In addition, the Rights may be exchanged, in whole or in part, for shares of the Class A Common Stock, Class B Common Stock or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange. Under certain circumstances set forth in the Rights Agreement, the decision to redeem the Rights shall require the concurrence of a majority of the members of the Board of Directors of the Company.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of

Attest:		COMSTOCK HOLDING COMPANIES, INC.

By:		By:
	Name:		Name:
	Title:		Title:

Appendix I

Countersigned:

Attest:		AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	Authorized Signature	By:
	Name:		Name:
	Title:		Title:

Appendix I

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                      hereby sells, assigns and transfers unto                      (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights

Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature:

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)	after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature:

Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Appendix I

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

To: COMSTOCK HOLDING COMPANIES, INC.:

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address):

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address):

Dated:

Signature:

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)	after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature:

Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Appendix I

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE SERIES A JUNIOR

PARTICIPATING PREFERRED STOCK

On March 18, 2015, the Board of Directors of Comstock Holding Companies, Inc. (the “Company”) approved the adoption and execution of a Section 382 Rights Agreement and declared a dividend distribution of one preferred stock purchase right (a “Right”) for each share of Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), and Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Company outstanding to stockholders of record at the close of business on May 16, 2015 (the “Record Date”). The description and terms of the Rights are set forth in the Section 382 Rights Agreement (the “Rights Agreement”) dated March 27, 2015 by and between the Company and American Stock Transfer & Trust Company, LLC. Each Right entitles the registered holder to purchase from the Company a unit (a “Unit”) consisting of one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a Purchase Price of $12.80 per Unit (the “Purchase Price”), subject to adjustment.

The Board of Directors of the Company adopted the Rights Agreement in an effort to protect stockholder value by attempting to continue to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (the “NOLs”) to reduce potential future federal income tax obligations. The Company has experienced and continues to experience substantial operating losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated by the Internal Revenue Service, the Company may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to the Company. However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code, its ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This Summary of Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

Distribution Date; Acquiring Persons; Transfer of Rights. Initially, the Rights will be attached to all Class A Common Stock certificates and Class B Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Class A Common Stock and Class B Common Stock and a Distribution Date (as defined in the Rights Agreement) will occur upon the earlier of (i) ten days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 4.95% or more of the outstanding shares of Class A Common Stock (the “Stock Acquisition Date”) or (ii) ten business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 4.95% or more of the outstanding shares of Class A Common Stock. The definition of Acquiring Person excludes any Exempted Person (as defined below) and any person who would become an Acquiring Person solely as a result of an Exempted Transaction (as defined below). Until the Distribution Date, (i) the Rights will be evidenced by the Class A Common Stock certificates and the Class B Common Stock certificates (or book entry shares in respect of the Class A Common Stock or Class B Common Stock) and will be transferred with and only with such Class A Common Stock certificates and the Class B Common Stock certificates (or book entry shares in respect of the Class A Common Stock or Class B Common Stock), (ii) new Class A Common Stock certificates and Class B Common Stock certificates (or book entry shares in respect of the Class A Common Stock or Class B Common Stock) after the Record Date will contain a notation incorporating the Rights Agreement by reference and, with respect to any uncertificated book entry shares issued

Appendix I

after the Record Date, proper notice will be provided that incorporates the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Class A Common Stock or Class B Common Stock (or book entry shares of Class A Common Stock or Class B Common Stock) outstanding will also constitute the transfer of the Rights associated with the Class A Common Stock or Class B Common Stock represented by such certificate or book entry shares.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Class A Common Stock and the Class B Common Stock as of the close of business on the Distribution Date. Thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors of the Company, only shares of Class A Common Stock and Class B Common Stock issued prior to the Distribution Date will be issued with Rights.

Exempted Persons. The following persons shall be “Exempted Persons” under the Rights Agreement:

(i) Any person who, together with all affiliates and associates of such person, is the beneficial owner of Class A Common Stock, options and/or warrants exercisable for shares of Class A Common Stock representing 4.95% or more of the shares of Class A Common Stock outstanding on March 27, 2015, will be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner of securities representing a percentage of Class A Common Stock that exceeds by 0.5% or more the lowest percentage of Class A Common Stock that such person had at any time since March 27, 2015, except solely (x) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Class A Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Class A Common Stock by the Company.

(ii) In addition, any person who, together with all affiliates and associates of such person, becomes the beneficial owner of Class A Common Stock, options and/or warrants exercisable for shares of Class A Common Stock representing 4.95% or more of the shares of Class A Common Stock then outstanding as a result of a purchase by the Company or any of its subsidiaries of shares of Class A Common Stock will also be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and will be deemed to be an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner, at any time after the date such person became the beneficial owner of 4.95% or more of the then outstanding shares of Class A Common Stock, of securities representing a percentage of Class A Common Stock that exceeds by 0.5% or more the lowest percentage of Beneficial Ownership of Class A Common Stock that such person had at any time since the date such person first became the beneficial owner of 4.95% or more of the then outstanding shares of Class A Common Stock, except solely (x) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Class A Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Class A Common Stock by the Company.

(iii) In addition, any person who, together with all affiliates and associates of such person, is the beneficial owner of Class A Common Stock, options and/or warrants exercisable for shares of Class A Common Stock representing 4.95% or more of the shares of Class A Common Stock outstanding, and whose beneficial ownership, as determined by the Board of Directors of the Company in its sole discretion, (x) would not jeopardize or endanger the availability to the Company of its NOLs or (y) is otherwise in the best interests of the Company, will be an Exempted Person. However, any such person will cease to be an Exempted Person if (A) such person ceases to beneficially own 4.95% or more of the shares of the then outstanding Class A Common Stock, or (B) after the date of such determination by the Board of Directors of the Company, such person, together with all affiliates and associates of such person, becomes the beneficial owner of securities representing a percentage of Class A Common Stock that exceeds by 0.5% or more the lowest percentage of Beneficial Ownership of Class A Common Stock that such person had at any time since the date such person first became the beneficial owner of 4.95% or more of the then outstanding shares of Class A Common Stock, except solely (x) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Class A Common

Appendix I

Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Class A Common Stock by the Company, or (C) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such person’s beneficial ownership (together with all affiliates and associates of such person) with respect to the availability to the Company of its NOLs.

A purchaser, assignee or transferee of the shares of Class A Common Stock (or options or warrants exercisable for Class A Common Stock) from an Exempted Person will not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Class A Common Stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such transferee continues to be the beneficial owner of 4.95% or more of the then outstanding shares of Class A Common Stock.

Exempted Transactions. The following transactions shall be “Exempted Transactions” under the Rights Agreement: any transaction that the Board of Directors of the Company determines, in its sole discretion, is exempt from the Rights Agreement, which determination shall be made in the sole and absolute discretion of the Board of Directors of the Company prior to the date of such transaction, including, without limitation, if the Board of Directors of the Company determines that (i) neither the beneficial ownership of shares of Class A Common Stock or Class B Common Stock by any person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the Company’s tax benefits or (ii) such transaction is otherwise in the best interests of the Company. In granting an exemption for an “Exempted Transaction”, the Board of Directors of the Company may require any person who would otherwise be an Acquiring Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings will result in such consequences and subject to such conditions as the Board of Directors of the Company may determine in its sole discretion, including that any such violation shall result in such person becoming an Acquiring Person.

Excercisability; Expiration. The Rights are not exercisable until the Distribution Date and will expire on the earliest of (i) the close of business on March 27, 2025, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 of the Code or any successor statute if the Board of Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits, (v) the beginning of a taxable year of the Company to which the Board of Directors of the Company determines that certain tax benefits may not be carried forward, or (vi) the first anniversary of adoption of the Rights Agreement if shareholder approval of the Rights Agreement has not been received by or on such date. At no time will the Rights have any voting power.

In the event that an Acquiring Person becomes the beneficial owner of 4.95% or more of the then outstanding shares of Class A Common Stock, each holder of a Right will thereafter have the right to receive, upon exercise, Class A Common Stock (or, in certain circumstances, cash, property or other securities of the Company), having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price (as defined in the Rights Agreement) times the number of Units associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such (a “Flip-In Event”), all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of a Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $12.80 per Right, each Right distributed in respect of shares of Class A Common Stock or Class B Common Stock, as the case may be, not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $25.60 worth of Class A Common Stock (or other consideration, as noted above) for $12.80. If the Class A Common Stock at the time of exercise had a market value per share of $2.56, the holder of each valid Right would be entitled to purchase 10 shares of Class A Common Stock for $12.80.

Appendix I

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Class A Common Stock (or other consideration) of the Company as set forth above or in the event the Rights are redeemed.

Anti-Dilution Provisions. The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

Exchange. At any time after the Stock Acquisition Date, the Board of Directors of the Company may exchange the Rights (other than Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio equal to (i) a number of shares of Class A Common Stock per Right with a value equal to the spread between the value of the number of shares of Class A Common Stock for which the Rights may then be exercised and the Purchase Price or (ii) if prior to the acquisition by the Acquiring Person of 50% or more of the then outstanding shares of Class A Common Stock, one share of Class A Common Stock per Right distributed in respect of shares of Class A Common Stock or one share of Class B Common Stock per Right distributed in respect of shares of Class B Common Stock (in each case, subject to adjustment).

Redemption. At any time until ten days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right. Immediately upon the action of the Board of Directors of the Company ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendments. Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to lengthen the time period governing redemption shall be made at such time as the Rights are not redeemable.

Appendix II

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

COMSTOCK HOLDING COMPANIES, INC.

Comstock Holding Companies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

1. The name of the corporation is Comstock Holding Companies, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 24, 2004 and the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 17, 2004, as amended by that Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on June 28, 2011, as amended by that Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on June 22, 2012 (as amended, the “Amended and Restated Certificate of Incorporation).

2. The Board of Directors of the Corporation, at a meeting duly convened on March 18, 2015, adopted resolutions proposing and declaring advisable that Article IV(A)(2)(b) of the Amended and Restated Certificate of Incorporation be amended in its entirety to read as follows:

Each share of Class B Common Stock shall entitle the holder thereof to the Applicable Class B Per Share Vote in person or by proxy on all matters submitted to a vote of the stockholders of the Corporation, except with respect to any Going Private Transaction (as hereinafter defined), which shall be governed by Paragraph (A)(10) of this Article IV. As used herein, “Applicable Class B Per Share Vote” means fifteen (15) votes, provided that (i) in the event the Rights (such term and other capitalized terms used in this Article (IV)(A)(2)(b) and not otherwise defined in this Amended and Restated Certificate of Incorporation having the meanings assigned to such terms in the Section 382 Rights Agreement dated as of March 27, 2015 between the Corporation and American Stock Transfer & Trust Company, LLC, as the same may be amended from time to time (the “Rights Plan”)) become exercisable for Class A Common Stock and/or other voting securities in accordance with Section 11 of the Rights Plan, “Applicable Class B Per Share Vote” shall mean the number of votes per share of Class B Common Stock that result in the aggregate voting power of the outstanding Class B Common Stock as a percentage of the total voting power of the outstanding voting securities of the Company immediately following time at which the Rights become so exercisable, when taken together with the aggregate voting power of all such Class A Common Stock and/or other voting securities issuable upon exercise of Rights distributed with respect to the Class B Common Stock, being equal to the aggregate voting power of the outstanding Class B Common Stock as a percentage of the total voting power of the outstanding voting securities of the Company immediately prior to the time at which the Rights become so exercisable, assuming the exercise of all Rights (taking into account from time to time each adjustment to the number of shares of Class A Common Stock or other voting securities so issuable, each adjustment to the Purchase Price and each adjustment to the number of outstanding Rights that is given effect in accordance with the terms of the Rights Plan), and (ii) in the event the Board of Directors of the Company takes an action to exchange all or any portion of the Rights for shares of Class A Common Stock and/or other voting securities in accordance with Section 27 of the Rights Plan, from and after the date of such action, the calculation of the Applicable Class B Per Share Vote to be made pursuant to clause (i) of this proviso shall be made by substituting for the number of shares of Class A Common Stock and other voting securities issuable upon exercise of the Rights to be so exchanged the number of shares of Class A Common Stock and other voting securities to be issued in exchange for such Rights.

Appendix II

3. This Certificate of Amendment was duly adopted by the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Comstock Holding Companies, Inc. has caused this Certificate of Amendment to be executed as of this             day of June, 2015.

COMSTOCK HOLDING COMPANIES, INC.

By:
Christopher Clemente, Chief Executive Officer

Appendix III

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

COMSTOCK HOLDING COMPANIES, INC.

Comstock Holding Companies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

1. The name of the corporation is Comstock Holding Companies, Inc. (the “Corporation”). The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 24, 2004 and the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 17, 2004, as amended by that Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on June 28, 2011, as amended by that Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on June 22, 2012, as amended by that Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on June [_], 2015 (as amended, the “Amended and Restated Certificate of Incorporation).

2. The Amended and Restated Certificate of Incorporation is hereby amended by deleting the first part of Article IV that appears prior to section (A) of Article IV and inserting the following in lieu thereof:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is [            ] shares, of which:

[            ] shares, par value $0.01 per share, shall be shares of Class A common stock (the “Class A Common Stock”);

[            ] shares, par value $0.01 per share, shall be shares of Class B common stock (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”); and

[            ] shares, par value $0.01 per share, shall be shares of preferred stock.”

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, each [            ] shares of the Corporation’s Class A Common Stock, par value $0.01 per share, and each [            ] shares of the Corporation’s Class B Common Stock, par value $0.01 per share, issued and outstanding or held by the Corporation as treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Class A Common Stock, par value $0.01 per share, of the Corporation and one share of Class B Common Stock, par value $0.01 per share, of the Corporation, respectively (the “Reverse Stock Split”). The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock or preferred stock of the Company. No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall receive cash from the Company in lieu of such fractional interest. With respect to shares of Class A Common Stock, the transfer agent will aggregate all fractional shares and sell them as soon as practicable at the then prevailing prices on the open market and stockholders will receive a cash payment from the transfer agent in an amount equal to their respective pro rata share of the total net proceeds of such sales. With respect to shares of Class B Common Stock, the stockholders will receive the fair market value of their fractional shares, as determined in good faith by the Board. “

3. This Certificate of Amendment was effected pursuant to a resolution of the Board of Directors of the Corporation.

4. This Certificate of Amendment was duly adopted by the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Comstock Holding Companies, Inc. has caused this Certificate of Amendment to be executed as of this             day of June, 2015.

COMSTOCK HOLDING COMPANIES, INC.

By:
Christopher Clemente, Chief Executive Officer

COMSTOCK HOLDING COMPANIES, INC.

2015 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Comstock Holding Companies, Inc., a Delaware corporation, hereby acknowledges receipt of the notice of annual meeting of stockholders and proxy statement, each dated May 15, 2015, and hereby appoints Jubal R. Thompson, proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2015 Annual Meeting of Stockholders of Comstock Holding Companies, Inc. to be held on Wednesday, June 17, 2015, at 10:00 a.m., local time, at 1886 Metro Center Drive, Reston, Virginia, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card. If you need directions to the meeting, please contact Judy Whitaker at (703) 883-1700.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

COMSTOCK HOLDING COMPANIES, INC.

June 17, 2015

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card

are available at www.comstockhomes.com/proxymaterial

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

FOR EACH OF THE MATTERS SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED.

1.	Election of directors

☐ FOR ALL NOMINEES	O Norman D. Chirite
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Socrates Verses
☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: ●

2.	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for our fiscal year ending December 31, 2015.	☐ For	☐ Against	☐ Abstain
3.	Approve on a non-binding, advisory basis the resolution approving the compensation of our named executive officers.	☐ For	☐ Against	☐ Abstain
4.	Approve the Section 382 Rights Agreement.	☐ For	☐ Against	☐ Abstain
5.

Approve an amendment to the Restated Certificate of Incorporation providing for an adjustment to the voting power of the Company’s Class B Common Stock if the rights under the Rights Agreement become exercisable or are exchanged for shares of the Company’s Class A Common Stock in accordance with the terms of the Rights Agreement.

		☐ For	☐ Against	☐ Abstain
6.

Authorize an amendment to the Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock in the range of approximately 1-for-5 to 1-for-7, subject to our Board of Directors’ discretion to effect or abandon such amendment.

		☐ For	☐ Against	☐ Abstain

☐  Please check this box if you plan to attend the annual meeting of stockholders despite submission of this Proxy.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, “FOR” THE ELECTION OF DIRECTORS, “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015, “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, “FOR” APPROVAL OF THE RIGHTS AGREEMENT, “FOR” APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO ADJUST THE VOTING POWER OF THE CLASS B COMMON STOCK IN CONNECTION WITH THE RIGHTS AGREEMENT, “FOR” AUTHORIZATION OF AN AMENDMENT TO THE RESTATED CERTIFICATE TO EFFECT A REVERSE STOCK SPLIT AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: , 2015

Signature of Stockholder

Signature of Other Stockholder (if held jointly)

Title(s)

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐